                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6362

                           Van Kampen Municipal Trust
               (Exact name of registrant as specified in charter)

                   522 Fifth Avenue, New York, New York 10036
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
                   522 Fifth Avenue, New York, New York 10036
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/07

Item 1. Reports to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Municipal Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of October 31, 2007.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 10/31/07

MUNICIPAL TRUST
SYMBOL: VKQ
---------------------------------------------------------
AVERAGE ANNUAL                   BASED ON      BASED ON
TOTAL RETURNS                      NAV       MARKET PRICE

Since Inception (9/27/91)          7.01%         6.33%

10-year                            5.76          5.42

5-year                             5.42          5.77

1-year                            -1.04         -1.88
---------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period. The trust's adviser has waived or reimbursed fees and expenses from time to time, absent such waivers/reimbursements the trust's returns would have been lower.

The Lehman Brothers Municipal Bond Index is a broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2007

MARKET CONDITIONS

Strong fundamental and technical factors supported the municipal bond market throughout the first eight months of the reporting year, helping it to perform well. In July, however, contagion from the troubled subprime mortgage sector led to an increasingly illiquid and volatile market, and a flight to quality that led Treasury bonds to outperform all other sectors of the fixed income market, including both investment grade and below investment grade municipal bonds.

Up until that time, demand for municipal bonds had been quite strong as institutional investors and non-traditional buyers such as hedge funds and arbitrage investors continued to flock to the market. As market liquidity began to dry up, however, institutional demand fell off and refunding activity, which had been robust, virtually halted. The decrease in demand put significant pressure on prices and credit spreads widened, with the most significant widening occurring in the lower-rated segments of the market.

In mid-September, following the 50 basis point reduction in the target federal funds rate by the Federal Open Market Committee (the "Fed"), the market began to stabilize, liquidity improved, and municipal credit spreads began to tighten again. These positive trends continued through the end of October, when the Fed reduced rates again, this time by 25 basis points, bringing the target federal funds rate to 4.5 percent. Although the performance of the municipal market improved over the last two months of the period, it had not fully recovered as of period end. Municipal bond issuance remained firm, despite a slowdown in the summer months, and demand picked up again late in the period as the relative cheapness of municipal bonds versus Treasuries attracted buyers.

Overall, municipal bond yields ended the period higher, but most of the yield increases occurred in the intermediate to long maturity portion of the yield curve, while yields on the front end of the curve declined. As a result, the municipal yield curve steepened over the course of the period, with the differential between two-year and 30-year maturities widening to about 100 basis points.

PERFORMANCE ANALYSIS

The Trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On both an NAV basis and a market price basis, the Trust underperformed its benchmark index, the Lehman Brothers Municipal Bond Index.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2007

-----------------------------------------------------
                                LEHMAN BROTHERS
      BASED ON     BASED ON        MUNICIPAL
        NAV      MARKET PRICE     BOND INDEX

       -1.04%       -1.88%           2.91%
-----------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information and index definition.

Various strategies drove the Trust's performance over the course of the reporting period, most of which focused on seeking to enhance the Trust's yield. Given the relatively flat shape of the yield curve during most of the period, we favored bonds with maturities of 25 years or more for their more attractive yields. This strategy was beneficial until late in the period when short-term rates fell in response to Fed easing, and the Trust's positioning hindered performance.

We also added to positions in the lower-rated, higher-yielding segment of the market, primarily BBB rated credits in the health care and tobacco sectors. These securities were additive to performance for much of the period as lower-rated bonds outperformed higher-quality issues, but in the last few months the performance of the lower-rated segment of the market suffered due to significant spread widening. Tobacco bonds were particularly hard hit. Although the fundamental credit quality of tobacco bonds remained solid throughout the period, the combination of an abundant supply, the liquidity squeeze in the market, and the flight to quality caused spreads in the sector to widen dramatically. As a result, the Trust's holdings in the sector as well as an overweight versus the benchmark Lehman Brothers Municipal Bond Index, hindered performance for the overall period, as did holdings in health care.

In an effort to further enhance yield, we increased the portfolio's stake in inverse floating-rate securities.* Inverse floating-rate securities are, by nature,

*An inverse floating-rate security, or "inverse floater", is a variable rate security whose coupon rate changes in the opposite direction from the change in the reference rate used to calculate the coupon rate.

highly sensitive to interest rate changes and the Trust's holdings in these securities held back returns as rates generally rose during the period. In addition, holdings in housing bonds, which were primarily in the form of inverse floaters, further hindered returns as ongoing supply and spread widening in the sector hurt their performance.

To help manage interest-rate risk, we implemented a hedge through a short position in U.S. Treasury futures. This proved to be an effective hedging strategy as interest rates rose. However, it dampened returns as the flight to quality in the summer months drove Treasury prices up and rates lower.

Positive contributors to performance for the fiscal year included the Trust's holdings in pre-refunded bonds. These short-maturity securities performed well as they did not experience the sell-off that longer maturity bonds did when rates on the long end of the curve rose. As such, the Trust's investment in these securities, coupled with an overweight versus the benchmark Lehman Brothers Municipal Bond Index, was additive to returns. Strong security selection in tax-supported debt also enhanced performance.

The Trust remained well diversified across a broad range of municipal market sectors. As of the end of the reporting period, health care, pre-refunded, and industrial development revenue/pollution control revenue bonds represented the portfolio's largest sector weightings.

The Trustees have approved a procedure whereby the trust may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase. This may help support the market value of the trust's shares.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

RATINGS ALLOCATION AS OF 10/31/07
AAA/Aaa                                                          54.1%
AA/Aa                                                            13.9
A/A                                                               6.0
BBB/Baa                                                          12.3
BB/Ba                                                             0.6
B/B                                                               1.0
Non-Rated                                                        12.1

TOP FIVE SECTORS AS OF 10/31/07
Hospital                                                         18.6%
General Purpose                                                   8.6
Master Tobacco Settlement                                         6.9
Single-Family                                                     6.9
Public Education                                                  6.5

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/07
California                                                       17.3%
Illinois                                                          8.2
New York                                                          7.0
Florida                                                           6.5
Texas                                                             5.5
New Jersey                                                        5.0
Missouri                                                          3.3
South Carolina                                                    3.2
Pennsylvania                                                      2.7
Alabama                                                           2.7
Colorado                                                          2.6
Indiana                                                           2.6
Wisconsin                                                         2.3
Washington                                                        2.2
Massachusetts                                                     2.2
Ohio                                                              2.1
Nevada                                                            2.0
Michigan                                                          2.0
Virginia                                                          1.9
Louisiana                                                         1.7
Maryland                                                          1.5
Connecticut                                                       1.5
North Carolina                                                    1.5
Tennessee                                                         1.4

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 10/31/07
                                       (continued from previous page)
Arizona                                                           1.3
Kentucky                                                          0.9
West Virginia                                                     0.9
Iowa                                                              0.7
Nebraska                                                          0.6
Puerto Rico                                                       0.6
Minnesota                                                         0.6
New Hampshire                                                     0.6
Alaska                                                            0.6
Guam                                                              0.6
Georgia                                                           0.5
District of Columbia                                              0.5
Vermont                                                           0.5
Oregon                                                            0.5
Kansas                                                            0.4
Oklahoma                                                          0.3
South Dakota                                                      0.3
North Dakota                                                      0.3
Arkansas                                                          0.2
New Mexico                                                        0.1
Idaho                                                             0.1
                                                                -----
Total Investments                                               100.0%

* Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings and summary of investments by state classification are as a percentage of total investments. Sectors are as a percentage of total long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

PORTFOLIO MANAGEMENT CHANGES

       Van Kampen Municipal Trust is managed by the Adviser's Municipals team. Current members include Thomas Byron, Vice President; Mark Paris, Executive Director; and Robert W. Wimmel, Executive Director.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
       (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Trust's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings help on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving changes to the Fund's investment policies and a reorganization of the Fund, materials it had received in connection with fee waivers currently in place for the Fund and materials it had received in connection with the share repurchase program currently in place for the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management strategy over time. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            MUNICIPAL BONDS 188.9%
            ALABAMA 5.1%
$   1,000   Birmingham Baptist Med Ctr AL Baptist
            Hlth Sys Ser A...........................        5.875%  11/15/24   $    1,044,180
    3,695   Gadsden, AL Wts Ser B (AMBAC Insd) (a)...        5.250   08/01/21        3,969,613
    2,000   Jefferson Cnty, AL Ltd Oblig Sch Wt Ser
            A........................................        5.250   01/01/23        2,105,720
    4,000   Jefferson Cnty, AL Swr Rev Cap Impt Wts
            (FGIC Insd) (Prerefunded @ 8/01/12)......        5.125   02/01/42        4,268,440
    2,295   Marshall Cnty, AL Hlthcare Ser C.........        6.000   01/01/32        2,405,917
    6,725   University of AL at Birmingham Hosp Rev
            Ser A (AMBAC Insd) (b)...................        5.000   09/01/36        6,866,522
    9,850   University of AL at Birmingham Hosp Rev
            Ser A (b)................................        5.000   09/01/41       10,014,524
                                                                                --------------
                                                                                    30,674,916
                                                                                --------------
            ALASKA  1.1%
    2,000   Alaska St Intl Arpt Rev Ser B (AMBAC
            Insd) (Prerefunded @ 10/01/12)...........        5.750   10/01/17        2,199,200
    1,000   Matanuska-Susitna Boro, AK Ctf Partn Pub
            Safety Bldg Lease (FSA Insd).............        5.750   03/01/16        1,049,020
    3,870   Northern Tob Sec Corp AK Tob Settlement
            Rev Asset Bkd Ser A......................        5.000   06/01/46        3,293,254
                                                                                --------------
                                                                                     6,541,474
                                                                                --------------
            ARIZONA  2.4%
    1,425   Arizona Cap Fac Fin Corp Student Hsg Rev
            AZ St Univ Proj..........................        6.250   09/01/32        1,475,017
    1,000   Arizona Hlth Fac Auth Hosp Sys Rev John C
            Lincoln Hlth Network (Prerefunded @
            12/01/12)................................        6.375   12/01/37        1,137,410
    1,650   Glendale, AZ Indl Dev Auth Rfdg..........        5.000   12/01/35        1,569,942
    1,000   Salt Verde Fin Corp Gas Rev AZ Sr........        5.250   12/01/22        1,035,350
    9,750   University of AZ Med Ctr Corp............        5.000   07/01/35        9,347,715
                                                                                --------------
                                                                                    14,565,434
                                                                                --------------
            ARKANSAS  0.4%
    2,310   Arkansas St Dev Fin Auth Rev St Agy Fac
            Donaghey Plaza Proj (FSA Insd)...........        5.000   06/01/34        2,365,186
                                                                                --------------

            CALIFORNIA  33.0%
    4,000   Anaheim, CA Pub Fin Auth Lease Rev Cap
            Apprec Sub Pub Impt Proj Ser C (FSA
            Insd)....................................         *      09/01/20        2,262,440
    7,500   Anaheim, CA Pub Fin Auth Rev Elec Sys
            Dist Fac Ser A (FSA Insd)................        5.000   10/01/31        7,739,925
    2,100   Bay Area Govt Assn CA Rev Tax Alloc CA
            Redev Pool Ser A (XLCA Insd).............        5.250   09/01/35        2,187,255
    1,875   California Cnty, CA Tob Sec Agy Tob Asset
            Bkd Merced Cnty Rfdg Ser A...............        5.250   06/01/45        1,687,669

See Notes to Financial Statements                                             11

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            CALIFORNIA (CONTINUED)
$     350   California Hlth Fac Fin Auth Rev Casa De
            Las Ser A (MBIA Insd) (Prerefunded @
            8/01/08) (a).............................        5.250%  08/01/17   $      354,774
    1,000   California Hlth Fac Fin Auth Rev Kaiser
            Permanente Ser A.........................        5.000   04/01/37        1,000,980
    3,000   California Hsg Fin Agy Rev Home Mtg Ser G
            (AMT) (b)................................        4.950   08/01/23        3,010,027
    2,000   California Hsg Fin Agy Rev Home Mtg Ser G
            (AMT) (b)................................        5.050   02/01/29        2,006,685
    7,350   California Hsg Fin Agy Rev Home Mtg Ser I
            (AMT) (b)................................        4.800   08/01/36        7,000,577
    1,000   California Pollutn Ctl Fin Auth Solid
            Waste Disp Rev Waste Mgmt Inc Proj Ser B
            (AMT)....................................        5.000   07/01/27          957,670
      770   California St (AMBAC Insd)...............        5.125   10/01/27          778,108
    5,000   California St (MBIA Insd) (Prerefunded @
            2/01/12).................................        5.000   02/01/32        5,306,700
    2,650   California Statewide Cmnty Dev Auth Ctf
            Partn (Prerefunded @ 11/01/09) (Acquired
            11/23/99, Cost $2,650,000) (c)...........        7.250   11/01/29        2,879,808
    1,000   California Statewide Cmnty Dev Auth Rev
            Daughters of Charity Hlth Ser A..........        5.250   07/01/30        1,003,990
    1,000   California Statewide Cmnty Dev Auth Rev
            Daughters of Charity Hlth Ser A..........        5.250   07/01/35          999,200
    1,000   California Statewide Cmnty Dev Auth Rev
            Front Porch Cmnty & Svc (d)..............        5.125   04/01/37          964,640
    2,000   California Statewide Cmnty Dev Auth Rev
            Hlth Fac Adventist Hlth Ser A............        5.000   03/01/30        2,011,460
    2,500   California Statewide Cmnty Dev Auth Rev
            Hlth Fac Adventist Hlth Ser A............        5.000   03/01/35        2,505,150
    5,100   California Statewide Cmnty Dev Auth Rev
            Kaiser Permanente Ser A (b)..............        5.000   04/01/31        5,128,331
    2,300   California Statewide Cmnty Dev Auth Rev
            Kaiser Permanente Ser B..................        5.000   03/01/41        2,283,233
    3,200   California Statewide Cmnty Dev Auth Rev
            Kaiser Permanente Ser B..................        5.250   03/01/45        3,241,792
    3,805   California Statewide Cmnty Dev Auth Rev
            Sutter Hlth Ser A........................        5.000   11/15/43        3,803,021
    5,000   California St Dept Wtr Res Pwr Ser A
            (AMBAC Insd) (Prerefunded @ 5/01/12)
            (e)......................................        5.375   05/01/18        5,444,150
    3,705   California St Dept Wtr Res Pwr Ser A
            (MBIA Insd) (Prerefunded @ 5/01/12)......        5.375   05/01/21        4,034,115
    2,000   California St Dept Wtr Res Pwr Ser A
            (MBIA Insd) (Prerefunded @ 5/01/12)......        5.375   05/01/22        2,177,660
    2,000   California St Dept Wtr Res Pwr Ser A
            (Prerefunded @ 5/01/12)..................        6.000   05/01/15        2,229,380

 12                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            CALIFORNIA (CONTINUED)
$   5,295   California St Econ Rec Ser A.............        5.000%  07/01/17   $    5,550,960
    1,995   California St Pub Wks Brd UCLA
            Replacement Hosp Ser A (FSA Insd)........        5.375   10/01/20        2,124,057
    5,000   California St Rfdg.......................        5.000   08/01/28        5,093,200
    5,000   California St Univ Rev Sys Wide Ser A
            (AMBAC Insd).............................        5.000   11/01/23        5,231,500
    7,565   California St Veterans Ser CD (AMT)
            (b)......................................        4.600   12/01/32        7,653,356
    3,500   Capistrano, CA Uni Sch Dist (FGIC
            Insd)....................................        5.000   09/01/29        3,631,810
   27,810   Foothill/Eastern Corridor Agy CA Toll Rd
            Rev Cap Apprec Rfdg......................         *      01/15/33        6,362,650
   18,000   Foothill/Eastern Corridor Agy CA Toll Rd
            Rev Cap Apprec Rfdg (MBIA Insd) (a)......         *      01/15/25        6,870,780
    6,000   Foothill/Eastern Corridor Agy CA Toll Rd
            Rev Cap Apprec Sr Lien Ser A (f).........         *      01/01/18        3,932,100
      225   Foothill/Eastern Corridor Agy CA Toll Rd
            Rev Cap Apprec Sr Lien Ser A (Prerefunded
            @ 1/01/10)...............................        7.150   01/01/13          246,665
    5,000   Golden St Tob Sec Corp CA Tob Settlement
            Rev Enhanced Ser A.......................        5.000   06/01/45        5,017,000
    5,000   Golden St Tob Sec Corp CA Tob Settlement
            Rev Enhanced Ser A (FGIC Insd)...........        5.000   06/01/35        5,108,950
   18,000   Golden St Tob Sec Corp CA Tob Settlement
            Rev Enhanced Ser A (FGIC Insd) (b) I.....        5.000   06/01/38       18,380,700
    1,000   Golden St Tob Sec Corp CA Tob Settlement
            Rev Ser A-1..............................        5.125   06/01/47          879,680
    1,000   Golden St Tob Sec Corp CA Tob Settlement
            Rev Ser A-1..............................        5.750   06/01/47          960,100
    3,000   Golden St Tob Sec Corp CA Tob Settlement
            Rev Ser A-1 (b)..........................        5.750   06/01/47        2,888,308
    1,000   Hesperia, CA Pub Fin Auth Rev Redev & Hsg
            Proj Ser A (XLCA Insd)...................        5.000   09/01/37        1,026,910
    2,635   Imperial Irr Dist CA Ctf Partn Elec Sys
            Proj (FSA Insd)..........................        5.250   11/01/23        2,769,701
   13,800   Los Angeles, CA Uni Sch Dist Rfdg Ser A-1
            (MBIA Insd) (b)..........................        4.500   01/01/28       13,681,803
    1,600   Rancho Mirage, CA Jt Pwr Fin Auth Rev
            Eisenhower Med Ctr Ser A.................        5.000   07/01/47        1,583,808
    1,375   San Bernadino, CA Jt Pwr Fin Auth Alloc
            Rev Cent City Merged Proj Rfdg Ser A
            (AMBAC Insd) (a).........................        5.750   07/01/20        1,584,811
    1,000   San Joaquin Hills, CA Transn Corridor Agy
            Toll Rd Rev Cap Apprec Rfdg Ser A (MBIA
            Insd)....................................         *      01/15/27          404,400
    1,000   San Joaquin Hills, CA Transn Corridor Agy
            Toll Rd Rev Cap Apprec Rfdg Ser A (MBIA
            Insd)....................................         *      01/15/28          384,260

See Notes to Financial Statements                                             13

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            CALIFORNIA (CONTINUED)
$   1,000   Southern CA Pub Pwr Auth Nat Gas Proj Rev
            No 1 Ser A...............................        5.250%  11/01/22   $    1,035,260
    4,290   Tobacco Sec Auth Northn CA Tob Settlement
            Rev Asset Bkd Ser A-1....................        5.375   06/01/38        3,992,531
    3,050   Tobacco Sec Auth Northn CA Tob Settlement
            Rev Asset Bkd Ser A-1....................        5.500   06/01/45        2,859,771
    3,200   Tobacco Sec Auth Southn CA Tob Settlement
            Sr Ser A-1...............................        5.000   06/01/37        2,829,536
    8,350   Tobacco Sec Auth Southn CA Tob Settlement
            Sr Ser A-1...............................        5.125   06/01/46        7,352,008
    5,000   University CA Rev Gen Ser B (AMBAC
            Insd)....................................        5.000   05/15/20        5,265,150
                                                                                --------------
                                                                                   197,700,505
                                                                                --------------
            COLORADO  5.0%
    4,500   Colorado Hlth Fac Auth Rev Adventist Hlth
            Sunbelt Ser D Rfdg (b)...................        5.250   11/15/27        4,638,690
    1,000   Colorado Hlth Fac Auth Rev Catholic Hlth
            Initiatives Ser A (f)....................        5.500   03/01/32        1,063,580
    2,250   Colorado Hlth Fac Auth Rev Covenant
            Retirement Cmnty Inc.....................        5.000   12/01/35        2,137,680
    1,000   Colorado Hlth Fac Auth Rev Evangelical
            Lutheran Ser A...........................        5.250   06/01/34        1,004,090
    3,700   Colorado Hlth Fac Auth Rev Hlth Fac
            Evangelical Lutheran.....................        5.000   06/01/35        3,599,989
    1,125   Colorado Hlth Fac Auth Rev Hosp
            Portercare Adventist Hlth (Prerefunded @
            11/15/11)................................        6.500   11/15/31        1,259,269
    4,000   Colorado Springs, CO Util Rev Sys Sub
            Lien Impt Rfdg Ser A.....................        5.000   11/15/29        4,075,240
      100   Jefferson Cnty, CO Residential Mtg Rev
            (a) (f)..................................        9.000   09/01/12          122,978
      265   Jefferson Cnty, CO Residential Mtg Rev
            (a) (f)..................................       11.500   09/01/08          281,812
      300   Jefferson Cnty, CO Residential Mtg Rev
            (a) (f)..................................       11.500   09/01/09          341,157
      340   Jefferson Cnty, CO Residential Mtg Rev
            (a) (f)..................................       11.500   09/01/10          410,747
      220   Jefferson Cnty, CO Residential Mtg Rev
            (a) (f)..................................       11.500   09/01/11          280,273
    1,000   Montezuma Cnty, CO Hosp Dist Hlth Fac
            Enterprise Hosp Rfdg.....................        5.900   10/01/37          995,760
    1,000   Park Creek Metro Dist CO Rev Sr Ltd Tax
            Ppty Tax Rfdg............................        5.500   12/01/30          999,300
    2,000   Park Creek Metro Dist CO Rev Sr Ltd Tax
            Ppty Tax Rfdg............................        5.500   12/01/37        1,969,540

 14                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            COLORADO (CONTINUED)
$   3,085   Platte Riv Pwr Auth CO Pwr Rev Ser EE....        5.375%  06/01/16   $    3,296,878
    3,280   Platte Riv Pwr Auth CO Pwr Rev Ser EE
            (Prerefunded @ 6/01/12)..................        5.375   06/01/16        3,534,659
                                                                                --------------
                                                                                    30,011,642
                                                                                --------------
            CONNECTICUT  2.9%
    4,225   Connecticut St Hsg Fin Auth Hsg Mtg Fin
            Pg Sub Ser B-2 (AMT) (g).................        5.100   05/15/38        4,189,341
    2,840   Connecticut St Spl Oblig Pkg Rev Bradley
            Intl Arpt Ser A (ACA Insd) (AMT).........        6.600   07/01/24        2,972,798
    6,500   Mashantucket Western Pequot Tribe CT Spl
            Rev Ser B (d)............................        5.750   09/01/18        6,576,505
    3,500   Mashantucket Western Pequot Tribe CT Spl
            Rev Ser B (d)............................        5.750   09/01/27        3,525,970
                                                                                --------------
                                                                                    17,264,614
                                                                                --------------
            DISTRICT OF COLUMBIA  1.0%
    1,000   District of Columbia Hosp Rev Medlantic
            Hlthcare Group A Rfdg (MBIA Insd) (f)....        5.875   08/15/19        1,011,860
    5,000   Metropolitan Washington DC Arpt Auth Sys
            Ser A (FGIC Insd) (AMT)..................        5.125   10/01/26        5,111,950
                                                                                --------------
                                                                                     6,123,810
                                                                                --------------
            FLORIDA  12.3%
    1,000   Alachua Cnty, FL Indl Dev Rev North FL
            Retirement Vlg...........................        5.250   11/15/17          973,370
    1,000   Alachua Cnty, FL Indl Dev Rev North FL
            Retirement Vlg...........................        5.875   11/15/36        1,001,100
      375   Beacon Lakes, FL Cmnty Dev FL Spl Assmt
            Ser A....................................        6.000   05/01/38          354,278
      250   Beacon Lakes, FL Cmnty Dev FL Spl Assmt
            Sub Ser B................................        6.200   05/01/38          242,550
    3,800   Brevard Cnty, FL Hlth Fac Auth Hlthcare
            Fac Rev Hlth First Inc Proj..............        5.000   04/01/34        3,788,790
    3,380   Brevard Cnty, FL Hlth Fac Hlth First Inc
            Proj (MBIA Insd).........................        5.125   04/01/31        3,450,743
      400   Capital Tr Agy FL Rev Ft Lauderdale Proj
            (AMT)....................................        5.750   01/01/32          404,100
      460   Escambia Cnty, FL Hlth Fac Auth Rev
            (AMBAC Insd).............................        5.950   07/01/20          479,049
    3,000   Florida St Dept Environmental Prot
            Preservtn Rev Ser A (FGIC Insd)..........        5.750   07/01/10        3,174,600
    5,000   Florida St Dept Trans Tpk Rev Ser A......        5.000   07/01/29        5,161,900
    1,895   Gulf Breeze, FL Rev Loc Govt (FGIC Insd)
            (a)......................................        5.625   12/01/20        1,981,374
    9,500   Highlands Cnty, FL Hlth Fac Auth Rev Hosp
            Adventist Hlth Ser D (b).................        5.000   11/15/35        9,515,343

See Notes to Financial Statements                                             15

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            FLORIDA (CONTINUED)
$   1,000   Highlands Cnty, FL Hlth Fac Auth Rev Hosp
            Adventist Hlth Ser D (Prerefunded @
            11/15/13)................................        5.375%  11/15/35   $    1,090,170
    2,310   Hillsborough Cnty, FL Indl Dev Auth Indl
            Dev Rev Hlth Fac Proj Univ Cmnty Hosp Ser
            A........................................        5.500   08/15/14        2,365,047
    3,000   Hillsborough Cnty, FL Solid Waste & Res
            Recovery Rev Ser A (AMT) (b).............        4.500   09/01/34        2,763,750
    1,000   Jacksonville, FL Sales Tax Rev Better
            Jacksonville (MBIA Insd).................        5.250   10/01/21        1,070,960
      265   Lakeland, FL Hosp Sys Rev Lakeland Regl
            Hlth Sys (Prerefunded @ 11/15/12)........        5.500   11/15/32          290,543
    5,000   Lakeland, FL Hosp Sys Rev Lakeland Regl
            Hlth Sys Rfdg (b)........................        5.000   11/15/26        5,065,225
    5,000   Lakeland, FL Hosp Sys Rev Lakeland Regl
            Hlth Sys Rfdg (b)........................        5.000   11/15/32        5,007,100
    1,515   Miami Beach, FL Stormwtr Rev (FGIC
            Insd)....................................        5.250   09/01/25        1,579,418
    2,000   Miami-Dade Cnty, FL Aviation Rev Miami
            Intl Arpt (FGIC Insd) (AMT)..............        5.375   10/01/25        2,064,580
    2,700   Miami-Dade Cnty, FL Aviation Rev Miami
            Intl Arpt (FGIC Insd) (AMT)..............        5.375   10/01/32        2,769,174
    5,000   Miami-Dade Cnty, FL Aviation Ser A (FSA
            Insd) (AMT)..............................        5.125   10/01/35        5,041,900
    2,000   Miami-Dade Cnty, FL Pub Fac Rev Jackson
            Hlth Sys Ser A (MBIA Insd)...............        5.000   06/01/31        2,051,300
      400   Orange Cnty, FL Hlth Fac Auth Rev 1st Mtg
            Orlando Lutheran Tower...................        5.500   07/01/32          383,312
    4,300   Orange Cnty, FL Tourist Dev Tax Rev
            (AMBAC Insd) (Prerefunded @ 10/01/09)....        5.500   10/01/31        4,464,045
    4,320   Orange Cnty, FL Tourist Dev Tax Rev
            (AMBAC Insd) (Prerefunded @ 10/01/09)....        5.625   10/01/14        4,494,701
      400   Seminole Tribe FL Spl Oblig Rev Ser A
            (d)......................................        5.250   10/01/27          396,712
      500   Seminole Tribe FL Spl Oblig Rev Ser A
            (d)......................................        5.750   10/01/22          523,640
    1,060   Tallahassee, FL Lease Rev FL St Univ Proj
            Ser A (MBIA Insd) (a)....................        5.500   08/01/18        1,120,261
      200   Tolomato Cmnty, FL Dev Dist Spl Assmt....        6.550   05/01/27          200,376
      700   Tolomato Cmnty, FL Dev Dist Spl Assmt....        6.650   05/01/40          701,155
                                                                                --------------
                                                                                    73,970,566
                                                                                --------------
            GEORGIA  1.0%
    2,000   Atlanta, GA Arpt Passenger Fac Charge Rev
            Gen Sub Lien Ser C (FSA Insd)............        5.000   01/01/33        2,049,400
    1,000   Augusta, GA Gen Arpt Rev Passenger Ser B
            (AMT)....................................        5.350   01/01/28          990,790

 16                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            GEORGIA (CONTINUED)
$   1,000   Oconee Cnty, GA Indl Dev Auth Oiit Proj
            (XLCA Insd)..............................        5.250%  07/01/23   $    1,048,550
    2,000   Royston, GA Hosp Auth Hosp Rev Ctf
            Hlthcare Sys Inc Rfdg....................        6.500   07/01/27        2,054,060
                                                                                --------------
                                                                                     6,142,800
                                                                                --------------
            IDAHO  0.2%
      900   Idaho Hlth Fac Auth Rev Rfdg Valley Vista
            Care Corp................................        6.125   11/15/27          917,199
                                                                                --------------

            ILLINOIS  15.7%
    1,000   Bartlett, IL Tax Increment Rev Quarry
            Redev Proj Rfdg..........................        5.600   01/01/23        1,008,790
    2,000   Bolingbrook, IL Sales Tax Rev Bolingbrook
            (h)......................................  0.000/6.250   01/01/24        2,044,680
    3,400   Carol Stream, IL First Mtg Rev Windsor Pk
            Mnr Proj (Prerefunded @ 12/01/07)........        7.000   12/01/13        3,476,398
      750   Chicago, IL Increment Alloc Rev Diversey/
            Narragansett Proj........................        7.460   02/15/26          781,695
    4,000   Chicago, IL Neighborhoods Alive 21 Pgm
            Ser A (FGIC Insd) (Prerefunded @
            7/01/10).................................        5.750   01/01/40        4,271,400
    5,000   Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
            Third Lien Rfdg Ser A (MBIA Insd)
            (AMT)....................................        5.375   01/01/32        5,079,700
    3,500   Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
            Third Lien Rfdg Ser C-2 (FSA Insd)
            (AMT)....................................        5.250   01/01/30        3,581,095
    3,500   Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
            Third Lien Ser A (MBIA Insd) (b).........        5.250   01/01/24        3,713,920
   11,500   Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
            Third Lien Ser A (MBIA Insd) (b).........        5.250   01/01/25       12,202,880
    1,015   Chicago, IL O'Hare Intl Arpt Rev Second
            Lien Passenger Fac Ser B (AMBAC Insd)....        5.500   01/01/16        1,078,103
      485   Chicago, IL Pk Dist Ser C (FGIC Insd)....        5.500   01/01/19          514,051
    1,495   Chicago, IL Pk Dist Ser C (FGIC Insd)
            (Prerefunded @ 7/01/11)..................        5.500   01/01/19        1,597,243
      465   Chicago, IL Proj Rfdg Ser C (FGIC
            Insd)....................................        5.500   01/01/40          486,632
    2,565   Chicago, IL Proj Rfdg Ser C (FGIC Insd)
            (a)......................................        5.750   01/01/12        2,730,596
       80   Cook Cnty, IL Sch Dist No 107 (f)........        7.000   12/01/10           88,298
      545   Cook Cnty, IL Sch Dist No 107............        7.000   12/01/10          600,187
      200   Cook Cnty, IL Sch Dist No 107 (a) (f)....        7.150   12/01/08          207,858
      310   Cook Cnty, IL Sch Dist No 107 (a)........        7.150   12/01/08          321,991
      120   Cook Cnty, IL Sch Dist No 107 (a) (f)....        7.200   12/01/09          129,034
      455   Cook Cnty, IL Sch Dist No 107 (a)........        7.200   12/01/09          488,665
    1,000   Cook Cnty, IL Ser A (FGIC Insd)
            (Prerefunded @ 5/15/11)..................        5.500   11/15/31        1,066,180
      990   Cortland, IL Spl Tax Rev Sheaffer Sys
            Proj (Acquired 5/02/06, Cost $980,096)
            (c)......................................        5.500   03/01/17          977,922

See Notes to Financial Statements                                             17

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            ILLINOIS (CONTINUED)
$   1,000   Deerfield, IL Ed Fac Chicagoland Jewish
            High Sch Proj............................        6.000%  05/01/41   $    1,016,960
    1,000   Gilberts, IL Spl Svc Area No 19 Spl Tax
            The Conservancy Proj Ser 1...............        5.375   03/01/16          944,050
    2,725   Illinois Dev Fin Auth Rev Cmnty Rehab
            Providers Fac Ser A......................        7.375   07/01/25        2,911,499
    1,565   Illinois Ed Fac Auth Rev DePaul Univ
            (AMBAC Insd) (Prerefunded @ 10/01/10)....        5.625   10/01/15        1,673,470
      350   Illinois Fin Auth Rev Christian Homes Inc
            Rfdg Ser A...............................        5.750   05/15/31          334,999
    1,500   Illinois Fin Auth Rev IL Inst of
            Technology Ser A.........................        5.000   04/01/31        1,475,535
    3,000   Illinois Fin Auth Rev Kewanee Hosp
            Proj.....................................        5.100   08/15/31        2,702,040
    1,000   Illinois Fin Auth Rev Landing at Plymouth
            Pl Proj Ser A............................        6.000   05/15/25        1,019,350
    1,350   Illinois Fin Auth Rev Landing at Plymouth
            Pl Proj Ser A............................        6.000   05/15/37        1,353,537
    2,500   Illinois Fin Auth Rev Northwestrn Mem
            Hosp Ser A...............................        5.500   08/15/43        2,621,425
    1,500   Illinois Fin Auth Rev Osf Hlthcare Sys
            Ser A....................................        5.750   11/15/37        1,587,915
    2,500   Illinois Fin Auth Rev Sherman Hlth Sys
            2007 Ser A...............................        5.500   08/01/37        2,510,075
    1,645   Illinois Hlth Fac Auth Rev Evangelical
            Hosp Rfdg Ser C (FSA Insd) (a)...........        6.750   04/15/12        1,770,958
    4,750   Illinois Hsg Dev Auth Rev Homeowner Mtg
            Sub Ser C-2 (AMT)........................        5.150   08/01/37        4,757,505
    3,000   Illinois St Ser 1 (FSA Insd).............        5.250   12/01/21        3,194,280
    3,440   Kendall, Kane & Will Cntys, IL Cmnty Sch
            Dist No 308 Ser B (FGIC Insd)
            (Prerefunded @ 10/01/12) (a).............        5.250   10/01/19        3,705,637
      250   Lake Cnty, IL Cmnty Unit Sch Dist No 116
            Round Lake (Radian Insd) (f).............        7.600   02/01/14          304,112
    2,675   Metropolitan Pier & Expo Auth IL
            Dedicated St Tax Rev McCormick Pl Expn
            Ser A (MBIA Insd)........................        5.250   06/15/42        2,778,924
      192   Pingree Grove Vlg, IL Spl Svc Area No 1
            Spl Tax Cambridge Lakes Proj Ser 05......        5.250   03/01/15          193,438
    2,500   Schaumburg, IL Ser B (FGIC Insd).........        5.000   12/01/41        2,555,975
    3,250   University IL Univ Rev Auxiliary Fac Sys
            (MBIA Insd)..............................        4.500   04/01/36        3,131,245
      848   Volo Vlg, IL Spl Svc Area No 3 Spl Tax
            Symphony Meadows Proj Ser 1..............        6.000   03/01/36          829,285
      675   Will Cnty, IL Cmnty Sch Dist No 161
            Summit Hill Cap Apprec (FGIC Insd) (a)
            (f)......................................          *     01/01/16          484,960

 18                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            ILLINOIS (CONTINUED)
$   1,335   Will Cnty, IL Cmnty Sch Dist No 161
            Summit Hill Cap Apprec (FGIC Insd) (a)...         *      01/01/16   $      955,313
      425   Will Cnty, IL Cmnty Sch Dist No 161
            Summit Hill Cap Apprec (FGIC Insd) (a)
            (f)......................................         *      01/01/19          261,694
      990   Will Cnty, IL Cmnty Sch Dist No 161
            Summit Hill Cap Apprec (FGIC Insd) (a)...         *      01/01/19          610,256
      994   Yorkville, IL Utd City Spl Svc Area Spl
            Tax No 2004-107 Raintree Vlg IL Proj.....        6.250%  03/01/35        1,006,852
    1,000   Yorkville, IL Utd City Spl Svc Area Tax
            No 2005-108 Autumn Creek IL Proj.........        6.000   03/01/36          977,930
                                                                                --------------
                                                                                    94,116,537
                                                                                --------------
            INDIANA  5.0%
    1,000   Allen Cnty, IN Juvenile Justice Ctr First
            Mtg (AMBAC Insd).........................        5.500   01/01/18        1,071,630
    1,000   Indiana Hlth & Ed Fac Fin Auth Hosp Rev
            Cmnty Fndtn Northwest IN.................        5.500   03/01/37          999,190
    5,600   Indiana Hlth & Ed Fac Fin Auth Rev
            Ascension Hlth Sr Credit Ser B-6 (b).....        5.000   11/15/36        5,626,180
    5,000   Indiana Muni Pwr Agy Pwr Supply Sys Rev
            Ser A (MBIA Insd)........................        5.000   01/01/42        5,123,450
    4,560   Indiana St Hsg & Cmnty Dev Auth Single
            Family Mtg Rev Ser D-1 (AMT) (GNMA
            Collateralized) (b)......................        4.625   07/01/38        4,154,187
    7,420   Indianapolis, IN Loc Pub Impt Bd Bk Arpt
            Auth Proj Ser B (MBIA Insd) (AMT) (b)....        5.250   01/01/25        7,725,871
    1,500   Petersburg, IN Pollutn Ctl Rev IN Pwr &
            Lt (AMT).................................        5.950   12/01/29        1,535,805
      470   Saint Joseph Cnty, IN Econ Dev Rev Ser
            A........................................        6.000   05/15/38          470,296
      500   Vigo Cnty, IN Hosp Auth Rev Un Hosp Inc
            (Acquired 9/13/07, Cost $490,388) (c)....        5.750   09/01/42          481,775
    2,500   Vigo Cnty, IN Sch Bldg Corp First Mtg
            Impt & Rfdg (FSA Insd) (Prerefunded @
            1/10/13).................................        5.250   07/10/24        2,697,925
                                                                                --------------
                                                                                    29,886,309
                                                                                --------------
            IOWA  1.3%
      600   Jefferson Cnty, IA Hosp Rev Jefferson
            Cnty Hosp Proj Ser C.....................        5.950   08/01/37          593,334
    1,300   Pottawattamie Cnty, IA Rev Christian
            Homes Inc Rfdg Ser E.....................        5.750   05/15/26        1,260,935
    2,250   Tobacco Settlement Auth IA Tob Settlement
            Rev Asset Bkd Ser C......................        5.375   06/01/38        2,058,322

See Notes to Financial Statements                                             19

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            IOWA (CONTINUED)
$   1,800   Tobacco Settlement Auth IA Tob Settlement
            Rev Asset Bkd Ser C......................        5.500%  06/01/42   $    1,670,544
    2,250   Tobacco Settlement Auth IA Tob Settlement
            Rev Asset Bkd Ser C......................        5.625   06/01/46        2,125,215
                                                                                --------------
                                                                                     7,708,350
                                                                                --------------
            KANSAS  0.6%
       70   Cowley Cnty, KS Uni Sch Dist No 465
            Winfield Impt & Rfdg (MBIA Insd) (a).....        5.250   10/01/22           74,720
    2,000   Manhattan, KS Hlthcare Fac Rev Meadowlark
            Hills Retirement Ser A...................        5.000   05/15/24        1,906,860
      825   Manhattan, KS Hlthcare Fac Rev Meadowlark
            Hills Retirement Ser A...................        5.000   05/15/36          757,053
      375   Manhattan, KS Hlthcare Fac Rev Meadowlark
            Hills Retirement Ser B...................        5.125   05/15/37          347,876
      400   Overland Pk, KS Dev Corp Rev First Tier
            Overland Pk Ser A........................        7.375   01/01/32          422,228
                                                                                --------------
                                                                                     3,508,737
                                                                                --------------
            KENTUCKY  1.8%
    4,840   Kentucky Hsg Corp Hsg Rev Ser A (AMT)
            (b)......................................        4.650   07/01/37        4,522,605
    5,975   Louisville & Jefferson Cnty, KY Metro
            Govt Hlth Sys Rev Norton Hlthcare Inc
            (b)......................................        5.000   10/01/30        5,980,666
                                                                                --------------
                                                                                    10,503,271
                                                                                --------------
            LOUISIANA  3.3%
    5,000   Ernest N Morial New Orleans, LA Exhib
            Hall Auth Spl Tax Sub Ser A (AMBAC Insd)
            (Prerefunded @ 7/15/13)..................        5.250   07/15/21        5,425,850
    1,465   Louisiana Hsg Fin Agy Rev Azalea Estates
            Rfdg Ser A (GNMA Collateralized) (AMT)...        5.375   10/20/39        1,487,576
    1,675   Louisiana Loc Govt Environmental Fac Pkg
            Fac Corp Garage Proj Ser A (AMBAC Insd)
            (a)......................................        5.200   10/01/19        1,751,899
    4,400   Louisiana St Gas & Fuels Tax Rev Ser A
            (FGIC Insd) (b)..........................        5.000   05/01/41        4,524,234
    6,650   Louisiana St Univ & Agric & Mechanical
            College Univ Rev Master Agreement
            (Acquired 11/30/98, Cost $6,650,257)
            (c)......................................        5.750   10/30/18        6,656,242
                                                                                --------------
                                                                                    19,845,801
                                                                                --------------
            MARYLAND  2.9%
    2,240   Baltimore, MD Convention Ctr Hotel Rev
            Ser A (b)................................        5.250   09/01/25        2,398,547
      750   Gaithersburg, MD Econ Dev Rev Asbury MD
            Oblig Group Ser A........................        5.125   01/01/36          727,125
    1,300   Maryland St Cmnty Dev Admin Dept Hsg &
            Cmnty Dev (AMT)..........................        5.100   09/01/37        1,298,921

 20                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            MARYLAND (CONTINUED)
$   1,255   Maryland St Cmnty Dev Admin Dept Hsg &
            Cmnty Dev Ser P (AMT) (b)................        4.450%  09/01/21   $    1,194,981
    1,000   Maryland St Cmnty Dev Admin Dept Hsg &
            Cmnty Dev Ser P (AMT) (b)................        4.550   09/01/26          952,176
    1,350   Maryland St Cmnty Dev Admin Dept Hsg &
            Cmnty Dev Ser P (AMT) (b)................        4.625   09/01/31        1,285,438
      650   Maryland St Cmnty Dev Admin Dept Hsg &
            Cmnty Dev Ser P (AMT) (b)................        4.700   03/01/37          618,916
    1,000   Maryland St Econ Dev Corp Rev Sr Lien
            Chesapeake Bay Rfdg Ser A................        5.000   12/01/31          917,440
      500   Maryland St Econ Dev Corp Student Hsg Rev
            Univ MD College Pk Proj (Prerefunded @
            6/01/13).................................        5.625   06/01/35          552,245
    2,000   Maryland St Hlth & Higher Ed Fac Auth Rev
            Mercy Med Ctr Ser A (g)..................        5.500   07/01/42        2,027,080
      500   Maryland St Hlth & Higher Ed Fac Auth Rev
            King Farm Presbyterian Cmnty Ser A.......        5.250   01/01/27          473,090
    1,700   Maryland St Trans Auth Arpt Baltimore/WA
            Intl Arpt Ser B (AMBAC Insd) (AMT).......        5.125   03/01/24        1,745,628
    2,365   Northeast, MD Waste Disp Auth Rfdg (AMBAC
            Insd) (AMT)..............................        5.500   04/01/16        2,520,499
      950   Prince Georges Cnty, MD Spl Oblig Natl
            Harbor Proj..............................        5.200   07/01/34          910,946
                                                                                --------------
                                                                                    17,623,032
                                                                                --------------
            MASSACHUSETTS  4.1%
    2,765   Massachusetts St Dev Fin Agy Proj Ser R-2
            (MBIA Insd)..............................        5.125   02/01/34        2,862,439
      670   Massachusetts St Dev Fin Agy Rev Boston
            Architectural Ctr (ACA Insd).............        6.100   09/01/18          684,974
    1,000   Massachusetts St Dev Fin Agy Rev Boston
            Architectural Ctr (ACA Insd).............        6.250   09/01/28        1,018,360
      500   Massachusetts St Dev Fin Agy Rev Linden
            Ponds Inc Fac Ser A......................        5.750   11/15/35          491,780
      500   Massachusetts St Dev Fin Agy Rev Linden
            Ponds Inc Fac Ser A......................        5.750   11/15/42          488,930
      965   Massachusetts St Hlth & Ed Fac Auth Rev
            Partn Hlthcare Sys Ser C (Prerefunded @
            7/01/11).................................        5.750   07/01/32        1,047,382
       35   Massachusetts St Hlth & Ed Fac Auth Rev
            Partn Hlthcare Sys Ser C.................        5.750   07/01/32           37,290
      500   Massachusetts St Hlth & Ed Fac Auth Rev
            Ser G (MBIA Insd)........................        5.000   07/01/13          500,540
    4,850   Massachusetts St Hlth & Ed Fac Auth Rev
            Univ MA Mem Issue Ser D..................        5.000   07/01/33        4,630,440
    4,000   Massachusetts St Hsg Fin Agy Hsg Rev
            Single Family Hsg Ser 126 (AMT) (b)......        4.700   06/01/38        4,021,473

See Notes to Financial Statements                                             21

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            MASSACHUSETTS (CONTINUED)
$   1,000   Massachusetts St Hsg Fin Agy Hsg Ser A
            (AMT)....................................        5.100%  12/01/27   $    1,007,120
    5,500   Massachusetts St Sch Bldg Auth Dedicated
            Sales Tax Rev Ser A (b)..................        4.500   08/15/35        5,682,006
    2,250   Massachusetts St Ser A (FGIC Insd)(b)
            (i)......................................        4.159   05/01/37        2,107,626
                                                                                --------------
                                                                                    24,580,360
                                                                                --------------
            MICHIGAN  3.8%
    3,145   Detroit, MI Loc Dev Fin Auth Tax
            Increment Sr Ser B (Acquired 9/08/97,
            Cost 3,145,000) (c)......................        6.700   05/01/21        3,211,297
      775   Detroit, MI Loc Dev Fin Auth Tax
            Increment Sub Ser C (Acquired 9/08/97,
            Cost $775,000) (c).......................        6.850   05/01/21          790,887
    3,860   Detroit, MI Ser A (XLCA Insd) (a)........        5.250   04/01/21        4,051,533
    1,000   Kent Hosp Fin Auth MI Rev Metro Hosp Proj
            Ser A....................................        5.250   07/01/30          992,720
    1,000   Kent Hosp Fin Auth MI Rev Metro Hosp Proj
            Ser A....................................        6.000   07/01/35        1,047,720
    1,450   Michigan St Hosp Fin Auth Rev Chelsea
            Cmnty Hosp Oblig.........................        5.000   05/15/37        1,333,812
      500   Michigan St Hosp Fin Auth Rev Hosp
            Genesys Regl Med Rfdg Ser A (f)..........        5.375   10/01/13          513,120
      775   Michigan St Hsg Dev Rental Hsg Rev Ser A
            (MBIA Insd) (AMT)........................        5.300   10/01/37          779,170
    1,500   Michigan St Strategic Fd Detroit Edison
            Co Proj Rfdg Ser C (XLCA Insd) (AMT).....        5.450   12/15/32        1,547,370
    8,230   Michigan Tob Settlement Fin Auth Tob
            Settlement Asset Sr Ser A................        6.000   06/01/48        8,199,631
                                                                                --------------
                                                                                    22,467,260
                                                                                --------------
            MINNESOTA  1.1%
    1,260   Glencoe, MN Hlthcare Fac Rev Glencoe Regl
            Hlth Svc Proj............................        5.000   04/01/31        1,212,032
    1,000   Inver Grove Heights, MN Presbyterian
            Homes Care Rfdg..........................        5.500   10/01/41          934,670
      200   North Oaks, MN Sr Hsg Rev Presbyterian
            Homes North Oaks.........................        6.000   10/01/27          202,146
      575   North Oaks, MN Sr Hsg Rev Presbyterian
            Homes North Oaks.........................        6.000   10/01/33          577,950
      175   North Oaks, MN Sr Hsg Rev Presbyterian
            Homes North Oaks.........................        6.125   10/01/39          175,893
    1,850   Saint Paul, MN Hsg & Redev Auth Hlthcare
            Fac Rev Hlth Partners Oblig Grp Proj.....        5.250   05/15/36        1,827,041
    1,750   Saint Paul, MN Hsg & Redev Auth Hosp Rev
            Hlth East Proj...........................        6.000   11/15/35        1,817,112
                                                                                --------------
                                                                                     6,746,844
                                                                                --------------

 22                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            MISSOURI  6.2%
$     160   Cape Girardeau Cnty, MO Indl Dev Auth
            Hlthcare Fac Rev Southeast MO Hosp
            Assoc....................................        5.625%  06/01/27   $      163,354
      840   Cape Girardeau Cnty, MO Indl Dev Auth
            Hlthcare Fac Rev Southeast MO Hosp Assoc
            (Prerefunded @ 6/01/12)..................        5.625   06/01/27          911,064
    1,000   Carthage, MO Hosp Rev....................        5.875   04/01/30        1,000,930
    2,250   Carthage, MO Hosp Rev....................        6.000   04/01/38        2,251,327
    1,000   Cass Cnty, MO Hosp Rev (g)...............        5.625   05/01/38        1,007,340
    1,400   Ellisville, MO Indl Dev Auth Rev Gambrill
            Gardens Proj Impt & Rfdg.................        6.100   06/01/20        1,408,918
    1,000   Ellisville, MO Indl Dev Auth Rev Gambrill
            Gardens Proj Impt & Rfdg.................        6.200   06/01/29        1,006,060
      385   Fenton, MO Tax Increment Rev & Impt
            Gravois Bluffs Proj Rfdg (Prerefunded @
            10/01/11)................................        7.000   10/01/21          436,886
    1,000   Joplin, MO Indl Dev Auth Indl Rev
            Christian Homes Inc Rfdg Ser F...........        5.750   05/15/31          957,140
    1,000   Kearney, MO (AMBAC Insd).................        5.500   03/01/16        1,057,350
    1,200   Missouri St Hlth & Ed Fac Auth Rev Sr
            Living Fac Lutheran Rfdg Ser B...........        5.125   02/01/27        1,196,988
    1,415   Missouri St Hlth & Ed Fac Rev Univ MO
            Columbia Arena Proj......................        5.000   11/01/18        1,476,666
    1,000   Missouri St Hwys & Trans Commn Rd Rev Ser
            A (Prerefunded @ 2/01/12)................        5.125   02/01/17        1,062,590
    2,810   Perry Cnty, MO Nursing Home Rev Rfdg.....        5.900   03/01/28        2,809,719
    1,000   Saint Charles, MO Ctf Partn Ser B........        5.500   05/01/18        1,055,220
    2,505   Saint Louis, MO Arpt Rev Cap Impt Pgm Ser
            A (MBIA Insd) (Prerefunded @ 7/01/12)
            (a)......................................        5.375   07/01/20        2,702,695
    1,460   Saint Louis, MO Brd Ed Direct Dep Pgm
            Rfdg Ser A (FSA Insd)....................        5.000   04/01/21        1,535,146
      675   Saint Louis Cnty, MO Indl Dev Auth Sr
            Living Fac Rev Saint Andrews Res For Srs
            Ser A....................................        6.375   12/01/30          681,446
    1,500   Saint Louis Cnty, MO Indl Dev Auth Sr
            Living Fac Rev Saint Andrews Res For Srs
            Ser A....................................        6.375   12/01/41        1,508,760
    2,475   Springfield, MO Pub Bldg Corp Leasehold
            Rev Springfield Branson Arpt Ser B (AMBAC
            Insd) (AMT) (b)..........................        4.550   07/01/29        2,310,809
    3,025   Springfield, MO Pub Bldg Corp Leasehold
            Rev Springfield Branson Arpt Ser B (AMBAC
            Insd) (AMT) (b)..........................        4.600   07/01/36        2,824,322
    8,000   Springfield, MO Pub Util Rev (FGIC
            Insd)....................................        4.500   08/01/36        7,779,360
                                                                                --------------
                                                                                    37,144,090
                                                                                --------------

See Notes to Financial Statements                                             23

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            NEBRASKA  1.2%
$   2,620   Omaha Pub Pwr Dist NE Elec Rev Sys Ser
            A........................................        5.000%  02/01/34   $    2,685,474
    4,135   Omaha Pub Pwr Dist NE Elec Rev Sys Ser AA
            (FGIC Insd) (b)..........................        4.500   02/01/34        4,193,688
                                                                                --------------
                                                                                     6,879,162
                                                                                --------------
            NEVADA  3.9%
    3,000   Clark Cnty, NV Arpt Rev Sub Lien Ser A-2
            (FGIC Insd)..............................        5.000   07/01/36        3,067,170
    3,500   Clark Cnty, NV Bd Bk (MBIA Insd).........        5.000   06/01/32        3,588,200
    4,000   Clark Cnty, NV Indl Dev Rev Southwest Gas
            Corp Proj Ser A (AMBAC Insd) (AMT).......        5.250   07/01/34        4,083,080
    5,500   Clark Cnty, NV Indl Dev Rev Southwest Gas
            Corp Proj Ser A (FGIC Insd) (AMT) (b)....        4.750   09/01/36        5,242,490
       35   Nevada Hsg Div Single Family Mtg Mezz Ser
            D2 (AMT).................................        6.300   04/01/21           35,374
      930   Reno, NV Cap Impt Rev (FGIC Insd)........        5.125   06/01/26          971,013
    1,570   Reno, NV Cap Impt Rev (FGIC Insd)
            (Prerefunded @ 6/01/12)..................        5.125   06/01/26        1,675,410
    3,100   Reno, NV Hosp Rev Renown Regl Med Ctr
            Proj Ser A (b)...........................        5.250   06/01/37        3,126,582
    1,500   Reno, NV Sr Lien Retrac Reno Trans Proj
            (AMBAC Insd) (Prerefunded @ 6/01/12).....        5.125   06/01/37        1,599,405
                                                                                --------------
                                                                                    23,388,724
                                                                                --------------
            NEW HAMPSHIRE  1.1%
    4,800   New Hampshire Higher Ed & Hlth Fac Auth
            Rev Daniel Webster College Issue.........        6.300   07/01/29        4,856,496
    1,525   New Hampshire Hlth & Ed Fac Auth Rev
            Derryfield Sch...........................        6.750   07/01/20        1,616,469
      250   New Hampshire Hlth & Ed Fac Hlthcare Sys
            Covenant Hlth............................        5.500   07/01/34          255,855
                                                                                --------------
                                                                                     6,728,820
                                                                                --------------
            NEW JERSEY  9.5%
      375   Burlington Cnty, NJ Bridge Cmnty Econ Dev
            Rev The Evergreens Proj..................        5.625   01/01/38          371,471
    1,555   Eastern Camden Cnty, NJ Regl Sch Dist
            Rfdg (FGIC Insd) (a).....................         *      03/01/08        1,536,635
    1,000   New Jersey Econ Dev Auth Econ Dev Rev
            Kapkowski Rd Landfill Proj Rfdg..........        5.750   04/01/31        1,042,750
    1,500   New Jersey Econ Dev Auth Rev Cig Tax.....        5.750   06/15/29        1,572,570
      500   New Jersey Econ Dev Auth Rev Cig Tax.....        5.750   06/15/34          525,920
   25,000   New Jersey Econ Dev Auth St Contract Econ
            Recovery (MBIA Insd).....................        5.900   03/15/21       29,215,250
    1,500   New Jersey Econ Dev Auth Wtr Fac Rev NJ
            Amern Wtr Co Inc Ser B (FGIC Insd)
            (AMT)....................................        5.375   05/01/32        1,538,055

 24                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            NEW JERSEY (CONTINUED)
$   2,600   New Jersey Hlthcare Fac Fin Auth Rev Holy
            Name Hosp................................        5.000%  07/01/36   $    2,472,626
    1,000   New Jersey St Ed Fac Auth Higher Ed Cap
            Impt Ser A (AMBAC Insd)
            (Prerefunded @ 9/01/12)..................        5.250   09/01/21        1,076,460
    3,500   New Jersey St Tpk Auth Tpk Rev Ser C (FSA
            Insd)....................................        6.500   01/01/16        4,026,365
    1,000   New Jersey St Trans Tr Fd Auth Trans Sys
            Ser A....................................        5.750   06/15/18        1,135,810
    3,000   Newark, NJ Hsg Auth Port Auth Newark
            Marine Term (MBIA Insd) (Prerefunded @
            1/01/14).................................        5.000   01/01/37        3,227,700
   11,000   Tobacco Settlement Fin Corp NJ Ser 1-A
            (b)......................................        5.000   06/01/41        9,437,498
                                                                                --------------
                                                                                    57,179,110
                                                                                --------------
            NEW MEXICO  0.3%
    1,500   Jicarilla, NM Apache Nation Rev Adj Ser A
            (Acquired 10/23/03, Cost $1,514,910)
            (c)......................................        5.000   09/01/18        1,556,565
                                                                                --------------

            NEW YORK  13.3%
    1,750   Liberty, NY Dev Corp Rev Goldman Sachs
            Headquarters.............................        5.250   10/01/35        1,863,348
    3,000   Metropolitan Trans Auth NY Rev Rfdg Ser A
            (FGIC Insd)..............................        5.250   11/15/31        3,167,580
   11,250   Metropolitan Trans Auth NY Rev Ser B (FSA
            Insd) (b)................................        4.500   11/15/36       11,491,274
    3,000   New York City Indl Dev Agy Amern Airl JFK
            Intl Arpt (AMT)..........................        7.625   08/01/25        3,384,750
    1,000   New York City Indl Dev Agy Amern Airl JFK
            Intl Arpt (AMT)..........................        7.750   08/01/31        1,135,690
      400   New York City Indl Dev Agy Rev Liberty 7
            World Trade Ctr Ser A....................        6.250   03/01/15          417,496
    1,000   New York City Liberty Dev Corp Rev
            National Sports Museum Proj Ser A
            (Acquired 8/07/06, Cost $1,000,000)
            (c)......................................        6.125   02/15/19        1,018,480
    8,800   New York City Muni Wtr Fin Auth Wtr & Swr
            Sys Rev Ser D............................        5.000   06/15/38        9,055,024
    2,500   New York City Muni Wtr Fin Auth Wtr & Swr
            Sys Rev Ser D............................        5.000   06/15/39        2,570,850
       85   New York City Ser A-1....................        5.750   08/01/12           85,150
    3,000   New York City Ser G......................        5.000   12/01/27        3,098,280
    1,000   New York City Trans Future Tax Second Ser
            C (AMBAC Insd)...........................        5.250   08/01/22        1,061,080
    6,800   New York St Dorm Auth Rev City Univ Sys
            Cons Ser A...............................        5.625   07/01/16        7,535,488

See Notes to Financial Statements                                             25

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            NEW YORK (CONTINUED)
$     350   New York St Dorm Auth Rev Mt Sinai NYU
            Hlth.....................................        5.500%  07/01/26   $      351,691
    4,200   New York St Dorm Auth Rev Secd Hosp N
            General Hosp Rfdg........................        5.750   02/15/19        4,543,644
    1,000   New York St Mtg Agy Homeowner Mtg Rev 145
            (AMT)....................................        5.125   10/01/37          995,400
    3,249   Plainedge, NY Uni Free Sch Dist No. 2063
            (Acquired 7/25/97, Cost $3,249,280)
            (c)......................................        6.000   06/01/12        3,285,152
    9,900   Port Auth NY & NJ Cons Ser 144 (b).......        5.000   10/01/35       10,227,508
      600   Seneca Nation Indians Cap Impt Auth NY
            Spl Oblig Ser A (d)......................        5.000   12/01/23          572,280
    3,000   Triborough Brdg & Tunl Auth Gen Purp Ser
            A........................................        5.000   01/01/27        3,073,980
    5,000   Triborough Brdg & Tunl Auth NY Gen Rfdg
            Ser B....................................        5.000   11/15/21        5,230,700
    3,900   Triborough Brdg & Tunl Auth NY Rev Rfdg
            Ser E (MBIA Insd)........................        5.000   11/15/32        4,010,682
    1,000   Westchester Tob Asset Sec Corp NY........        5.000   06/01/26          975,380
      500   Yonkers, NY Indl Dev Agy Civic Fac Rev
            Cmnty Dev Ppty Yonkers Inc Ser A
            (Prerefunded @ 2/01/11)..................        6.625   02/01/26          548,620
                                                                                --------------
                                                                                    79,699,527
                                                                                --------------
            NORTH CAROLINA  2.8%
    6,830   North Carolina Med Care Cmnty Hlth Sys
            Rev Mission Hlth Combined Group (b)......        5.000   10/01/36        6,885,447
    1,000   North Carolina Med Care Cmnty Retirement
            Fac Rev First Mtg Southminster Proj Ser A
            (g)......................................        5.750   10/01/37          990,060
    8,300   North Carolina Muni Pwr Agy No 1 Catawba
            Elec Rev Rfdg (MBIA Insd)................        6.000   01/01/12        9,075,635
                                                                                --------------
                                                                                    16,951,142
                                                                                --------------
            NORTH DAKOTA  0.6%
    1,500   Grand Forks, ND Sr Hsg Rev 4000 Vly
            Square Proj Rfdg.........................        5.300   12/01/34        1,370,475
    2,000   Ward Cnty, ND Hlthcare Fac Rev Trinity
            Obligated Group..........................        5.125   07/01/29        1,979,220
                                                                                --------------
                                                                                     3,349,695
                                                                                --------------
            OHIO  4.0%
      300   Adams Cnty Hosp Fac Impt Rev Adams Cnty
            Hosp Proj................................        6.250   09/01/20          280,995
    2,500   Buckeye, OH Tob Settlement Fin Auth Asset
            Bkd Turbo Ser A-2........................        5.875   06/01/30        2,469,075
    2,255   Cleveland-Cuyahoga Cnty, OH Dev Port Auth
            Rev Cleveland Bond Fd Ser B..............        5.375   05/15/18        2,272,476

 26                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            OHIO (CONTINUED)
$   1,000   Columbus, OH City Sch Dist Sch Fac Constr
            & Impt (FSA Insd) (Prerefunded @
            12/01/14)................................        5.250%  12/01/21   $    1,101,340
    1,000   Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
            Proj.....................................        7.500   01/01/30        1,083,260
      400   Cuyahoga Cnty, OH Hlthcare & Indpt Living
            Fac Rev Eliza Jennings Sr Care Ser A.....        5.750   05/15/27          392,176
    1,000   Lorain Cnty, OH Hosp Rev Catholic
            Hlthcare Ser S...........................        5.375   10/01/30        1,029,500
    2,270   Montgomery Cnty, OH Hosp Rev Kettering
            Med Ctr Impt & Rfdg (MBIA Insd)..........        6.250   04/01/20        2,700,074
   10,525   Ohio St Air Quality Dev Auth Rev Dayton
            Pwr & Lt Co Proj (FGIC Insd) (AMT) (b)...        4.800   09/01/36       10,238,251
    1,250   Ohio St Bldg Auth St Fac Admin Bldg Fd
            Proj Ser A (FSA Insd)....................        5.000   04/01/22        1,300,113
    1,000   Ohio St Higher Ed Fac Cmnty Rev Hosp Univ
            Hosp Hlth Sys Inc Ser A..................        5.250   01/15/46        1,007,910
                                                                                --------------
                                                                                    23,875,170
                                                                                --------------
            OKLAHOMA  0.6%
    1,240   Kay Cnty, OK Home Fin Auth Rev
            Single Family Mtg Rfdg Ser A (AMBAC Insd)
            (f)......................................        7.000   11/01/11        1,394,045
    1,250   Oklahoma City, OK Pub Ppty Auth Hotel Tax
            Rev (FGIC Insd)..........................        5.250   10/01/29        1,314,363
      820   Oklahoma Hsg Fin Agy Single Family Rev
            Mtg Class B (GNMA Collateralized)
            (AMT)....................................        7.997   08/01/18          881,057
                                                                                --------------
                                                                                     3,589,465
                                                                                --------------
            OREGON  1.0%
    4,000   Oregon Hlth Sciences Univ Insd Ser A
            (MBIA Insd)..............................        5.250   07/01/22        4,238,760
    1,500   Oregon St Dept Admin Rfdg Ser C (MBIA
            Insd)....................................        5.250   11/01/17        1,589,190
                                                                                --------------
                                                                                     5,827,950
                                                                                --------------
            PENNSYLVANIA  5.2%
    1,750   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
            Sys West PA Ser A........................        5.000   11/15/28        1,630,318
      385   Allegheny Cnty, PA San Auth Swr Rev (MBIA
            Insd)....................................        5.500   12/01/30          405,470
      315   Crawford Cnty, PA Hosp Auth Sr Living Fac
            Rev Wesbury Utd Methodist Cmnty (a)......        5.875   08/15/10          321,243
      295   Lehigh Cnty, PA Gen Purp Auth Rev First
            Mtg Bible Fellowship Proj Rfdg Ser A
            (a)......................................        5.250   12/15/07          294,976
      210   Lehigh Cnty, PA Gen Purp Auth Rev First
            Mtg Bible Fellowship Proj Rfdg Ser A.....        5.300   12/15/08          210,191

See Notes to Financial Statements                                             27

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            PENNSYLVANIA (CONTINUED)
$     320   Lehigh Cnty, PA Gen Purp Auth Rev First
            Mtg Bible Fellowship Proj Rfdg Ser A
            (a)......................................        5.300%  12/15/09   $      320,426
      240   Lehigh Cnty, PA Gen Purp Auth Rev First
            Mtg Bible Fellowship Proj Rfdg Ser A.....        5.400   12/15/10          240,698
    1,000   Lehigh Cnty, PA Gen Purp Auth Rev St
            Lukes Hosp Bethlehem PA (i)..............        4.744   08/15/42          885,000
      400   Montgomery Cnty, PA Indl Dev Auth Rev Mtg
            Whitemarsh Continuing Care Proj..........        6.125   02/01/28          408,748
      875   Montgomery Cnty, PA Indl Dev Auth Rev Mtg
            Whitemarsh Continuing Care Proj..........        6.250   02/01/35          894,303
    1,550   Pennsylvania Hsg Fin Agy Ser 94-A
            (AMT)....................................        5.100   10/01/31        1,550,434
    4,000   Pennsylvania Hsg Fin Agy Single Family
            Mtg Rev Ser 99-A (AMT) (b)...............        5.250   10/01/32        4,046,680
    7,250   Pennsylvania St Pub Sch Bldg Auth Lease
            Rev Sch Dist Philadelphia Proj Ser B (FSA
            Insd) (b)................................        4.500   06/01/32        7,069,280
    1,000   Philadelphia, PA Auth Indl Dev PA Arpt
            Sys Proj Ser A (FGIC Insd) (AMT).........        5.125   07/01/19        1,029,800
    2,600   Philadelphia, PA Auth Indl Rev Ser B (FSA
            Insd) (Prerefunded @ 10/01/11)...........        5.500   10/01/16        2,809,898
    3,200   Philadelphia, PA Gas Wks Rev 1998 Gen
            Ordinance Ser 4 (FSA Insd)
            (Prerefunded @ 8/01/13)..................        5.250   08/01/19        3,481,376
    2,675   Pittsburgh, PA Ser A (AMBAC Insd)........        5.500   09/01/17        2,852,754
    2,530   Pittsburgh, PA Ser A (AMBAC Insd)
            (Prerefunded @ 3/01/12)..................        5.500   09/01/17        2,729,035
                                                                                --------------
                                                                                    31,180,630
                                                                                --------------
            SOUTH CAROLINA  6.1%
    1,000   Charleston Ed Excellence Fin Corp SC Rev
            Charleston Cnty Sch Dist (b).............        5.250   12/01/25        1,049,625
    3,000   Charleston Ed Excellence Fin Corp SC Rev
            Charleston Cnty Sch Dist (b).............        5.250   12/01/26        3,148,875
    4,305   Charleston Ed Excellence Fin Corp SC Rev
            Charleston Cnty Sch Dist (AGC Insd)
            (b)......................................        5.250   12/01/28        4,550,997
    6,925   Charleston Ed Excellence Fin Corp SC Rev
            Charleston Cnty Sch Dist (AGC Insd)
            (b)......................................        5.250   12/01/29        7,320,710
    5,000   Kershaw Cnty, SC Pub Kershaw Cnty Sch
            Dist Proj (CIFG Insd)....................        5.000   12/01/26        5,197,750
      475   Rock Hill, SC Util Sys Rev Comb Rfdg Ser
            C (FSA Insd).............................        5.125   01/01/13          494,646
    1,235   Rock Hill, SC Util Sys Rev Comb Rfdg Ser
            C (FSA Insd) (a).........................        5.250   01/01/15        1,289,525
      900   South Carolina Jobs Econ Dev Auth Hlth
            Fac Rev First Mtg Wesley Commons Rfdg....        5.125   10/01/26          814,905
    2,500   South Carolina Jobs Econ Dev Auth Indl
            Rev Elec & Gas Co Proj Ser A (AMBAC
            Insd)....................................        5.200   11/01/27        2,629,175

 28                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            SOUTH CAROLINA (CONTINUED)
$     725   South Carolina Jobs Econ Dev Auth Rev
            Woodlands At Furman Proj Ser A...........        6.000%  11/15/27   $      729,321
    9,250   South Carolina Trans Infrastructure Bk
            Rev Ser A (AMBAC Insd)...................        5.000   10/01/33        9,492,350
                                                                                --------------
                                                                                    36,717,879
                                                                                --------------
            SOUTH DAKOTA  0.6%
    3,620   South Dakota Hsg Dev Auth Homeownership
            Mtg Ser E (AMT) (b)......................        4.625   05/01/36        3,350,346
                                                                                --------------

            TENNESSEE  2.7%
      400   Elizabethton, TN Hlth & Ed Fac Brd Rev
            Hosp First Mtg Impt & Rfdg Ser B.........        8.000   07/01/33          459,520
      400   Elizabethton, TN Hlth & Ed Fac Brd Rev
            Hosp Impt & Rfdg Ser B (MBIA Insd).......        7.750   07/01/29          469,648
    4,000   Johnson City, TN Hlth & Ed Fac Brd Hosp
            Rev First Mtg Mtn St Hlth Ser A..........        5.500   07/01/36        4,056,080
    4,000   Johnson City, TN Hlth & Ed Fac Brd Hosp
            Rev First Mtg Mtn St Hlth Rfdg Ser A
            (MBIA Insd)..............................        7.500   07/01/25        4,714,560
    1,000   Metropolitan Nashville Arpt Auth TN Impt
            & Rfdg Ser A (FGIC Insd).................        6.600   07/01/14        1,099,330
    1,500   Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev
            Trezevant Manor Proj Ser A...............        5.625   09/01/26        1,497,285
    2,000   Tennessee Energy Acquisition Corp Gas Rev
            Ser A....................................        5.250   09/01/21        2,046,340
    1,490   Tennessee Hsg Dev Agy Home Ownership Pgm
            2006 (AMT)...............................        5.150   01/01/37        1,492,354
      445   Tennessee Hsg Dev Agy Home Ownership Pgm
            2-A (AMT)................................        5.700   07/01/31          452,307
                                                                                --------------
                                                                                    16,287,424
                                                                                --------------
            TEXAS  10.4%
    1,130   Alliance Arpt Auth Inc TX Spl Fac Rev
            FedEx Corp Proj Rfdg (AMT)...............        4.850   04/01/21        1,115,807
    1,250   Austin, TX Convention Enterprises Inc
            Convention Ctr Second Tier Rfdg Ser B....        5.750   01/01/24        1,240,150
    1,000   Brazos Cnty, TX Hlth Fac Dev Oblig Grp...        5.375   01/01/32        1,011,950
    2,500   Coastal Bend Hlth Fac Dev TX Ser C (AMBAC
            Insd) (f) (j)............................        7.728   11/15/13        3,108,350
    2,420   Dallas Cnty, TX Cmnty College Dist Rev
            Fin Sys (AMBAC Insd) (Prerefunded @
            2/15/10) (a).............................        5.375   02/15/16        2,522,898
    1,000   Dallas-Fort Worth, TX Intl Arpt Rev Jt
            Impt & Rfdg Ser A (FGIC Insd) (AMT)......        5.500   11/01/31        1,035,090
      730   Fort Worth, TX Wtr & Swr Rev Impt &
            Rfdg.....................................        5.750   02/15/16          771,048

See Notes to Financial Statements                                             29

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            TEXAS (CONTINUED)
$     770   Fort Worth, TX Wtr & Swr Rev Impt & Rfdg
            (Prerefunded @ 8/15/10)..................        5.750%  02/15/16   $      817,086
    4,000   Harris Cnty-Houston, TX Sports Auth Spl
            Rev Jr Lien Rfdg Ser B (MBIA Insd).......        5.250   11/15/40        4,098,320
    1,000   Houston, TX Arpt Sys Rev Sub Lien Ser A
            (FSA Insd) (AMT).........................        5.625   07/01/30        1,032,600
    3,345   Houston, TX Hotel Occupancy Tax
            Convention & Entmt Ser B (AMBAC Insd)....        5.750   09/01/14        3,600,190
      130   Houston, TX Pub Impt & Rfdg (FSA Insd)...        5.750   03/01/15          137,601
    4,000   Houston, TX Util Sys Rev First Lien Rfdg
            Ser A (FGIC Insd)........................        5.250   05/15/23        4,254,360
   10,000   Houston, TX Util Sys Rev First Lien Rfdg
            Ser A (FSA Insd).........................        5.250   05/15/21       10,689,100
      625   Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev
            Mem Hlth Sys East Texas..................        5.500   02/15/37          629,688
    1,250   Matagorda Cnty, TX Navig Dist No 1 Rev
            Coll Centerpoint Energy Proj Rfdg........        5.600   03/01/27        1,298,825
    1,000   Mesquite, TX Hlth Fac Dev Corp Retirement
            Fac Christian Care Ctr Ser A
            (Prerefunded @ 2/15/10)..................        7.625   02/15/28        1,097,160
    1,800   Metropolitan Hlth Fac Dev Corp TX Wilson
            N Jones Mem Hosp Proj....................        7.250   01/01/31        1,843,164
    1,000   North Central, TX Hlth Fac Dev Corp Rev
            Hosp Baylor Hlthcare Sys Proj Ser A......        5.125   05/15/29        1,010,600
    4,000   North Central, TX Hlth Fac Dev Hosp
            Childrens Med Ctr Dallas (AMBAC Insd)....        5.250   08/15/32        4,133,600
       16   Pecos Cnty, TX Ctf Partn (Acquired
            6/23/97, Cost $16,489) (c)...............        6.000   01/12/08           16,515
    3,381   Region One Ed Svc Ctr Sub Tech Fac Proj
            (Acquired 12/30/97, Cost $3,572,845)
            (c)......................................        6.590   12/15/17        3,652,442
    1,000   Tarrant Cnty, TX Cultural Ed Fac Fin Corp
            Retirement Fac Buckingham Sr Living Cmnty
            Inc......................................        5.625   11/15/27          971,900
    1,000   Tarrant Cnty, TX Cultural Ed Fac Fin Corp
            Retirement Fac Buckingham Sr Living Cmnty
            Inc......................................        5.750   11/15/37          968,740
    5,500   Tarrant Cnty, TX Cultural Ed Fac Fin Corp
            Retirement Fac Buckner Retirement Svc Inc
            Proj.....................................        5.250   11/15/37        5,605,215
       80   Texas Muni Pwr Agy Rev (MBIA Insd) (f)...         *      09/01/15           58,675
    2,000   Texas St Dept Hsg & Cmnty Affairs Single
            Family Rev Mtg Ser B (GNMA
            Collateralized) (AMT)....................        5.250   09/01/32        2,024,140

 30                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            TEXAS (CONTINUED)
$     395   Texas St Pub Ppty Fin Corp Rev Mental
            Hlth & Retardation Rfdg (FSA Insd).......        5.500%  09/01/13   $      397,271
    3,500   Tyler, TX Hlth Fac Dev Corp Hosp Rev Impt
            East TX Med Ctr Rfdg Ser A (g)...........        5.375   11/01/37        3,463,985
                                                                                --------------
                                                                                    62,606,470
                                                                                --------------
            VERMONT  1.0%
    1,000   Vermont Econ Dev Auth Mtg Rev Wake Robin
            Corp Proj Ser A..........................        5.375   05/01/36          950,430
    4,895   Vermont Hsg Fin Agy Multiple Purp Ser A
            (FSA Insd) (AMT) (b).....................        5.150   05/01/38        4,904,139
                                                                                --------------
                                                                                     5,854,569
                                                                                --------------
            VIRGINIA  3.5%
    1,320   Fairfax Cnty, VA Ctf Partn...............        5.300   04/15/23        1,385,116
      750   Peninsula Town Ctr Cmnty Dev Auth VA Spl
            Oblig....................................        6.350   09/01/28          774,555
    1,340   Richmond, VA (FSA Insd)..................        5.500   01/15/10        1,399,670
    2,590   Tobacco Settlement Fin Corp VA...........        5.500   06/01/26        2,843,121
    2,750   Tobacco Settlement Fin Corp VA
            (Prerefunded @ 6/01/15)..................        5.625   06/01/37        3,082,695
    5,840   Virginia St Hsg Auth Dev Auth Rental Hsg
            Ser D (AMT) (b)..........................        4.650   01/01/39        5,427,346
    4,475   Virginia St Hsg Dev Auth Comwlth Mtg Ser
            B (AMT) (b)..............................        4.850   01/01/36        4,279,269
    2,000   White Oak Vlg Shops VA Cmnty Dev Auth Spl
            Assmt Rev Spl Assmt......................        5.300   03/01/17        1,991,840
                                                                                --------------
                                                                                    21,183,612
                                                                                --------------
            WASHINGTON  4.2%
    5,000   Bellevue, WA Convention Ctr Auth Spl
            Oblig Rev Rfdg (MBIA Insd)...............         *      02/01/24        2,365,250
    3,000   Clark Cnty, WA Pub Util Dist No 001 Gen
            Sys Rev Rfdg (FSA Insd)..................        5.625   01/01/12        3,128,550
    5,000   Cowlitz Cnty, WA Spl Swr Rev CSOB
            Wastewtr Treatment Rfdg (FGIC Insd)......        5.500   11/01/19        5,657,250
    3,000   Energy Northwest WA Elec Rev Proj No 3
            Rfdg Ser A (FSA Insd)....................        5.500   07/01/18        3,204,840
    5,000   King Cnty, WA Rfdg Ser B (MBIA Insd).....        5.250   01/01/34        5,059,500
    2,000   Port Seattle, WA Rev Ser B
            (MBIA Insd) (AMT)........................        5.625   02/01/24        2,071,300
    1,500   Skagit Cnty, WA Pub Hosp Dist No 001 Rev
            Skagit Vy Hosp...........................        5.750   12/01/28        1,558,665
    1,345   Tacoma, WA Elec Sys Rev Rfdg Ser A (FSA
            Insd)....................................        5.750   01/01/15        1,443,172
    1,000   Washington St Hsg Fin Cmnty Single Family
            Prog Ser 2A (GNMA Collateralized)
            (AMT)....................................        4.700   12/01/38          937,180
                                                                                --------------
                                                                                    25,425,707
                                                                                --------------

See Notes to Financial Statements                                             31

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                  COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
            WEST VIRGINIA  1.7%
$   3,500   Harrison Cnty, WV Cnty Cmnty Solid Waste
            Disp Rev Allegheny Energy Rfdg Ser D
            (AMT)....................................        5.500%  10/15/37   $    3,519,880
    6,550   Harrison Cnty, WV Cnty Cmnty Solid Waste
            Disp Rev Potomac Edison Co Ser A (MBIA
            Insd) (AMT) (a)..........................        6.875   04/15/22        6,550,000
                                                                                --------------
                                                                                    10,069,880
                                                                                --------------
            WISCONSIN  2.9%
    1,500   Waukesha, WI Redev Auth Hsg Revr Sr
            Kirkland Crossings Proj Rfdg.............        5.500   07/01/41        1,391,940
    5,230   Wisconsin Hsg & Econ Dev Auth Home
            Ownership Rev Ser A (AMT) (b)............        4.750   09/01/33        4,978,847
    5,935   Wisconsin Hsg & Econ Dev Auth Home
            Ownership Rev Ser A (AMT) (b)............        4.800   03/01/38        5,649,672
    5,000   Wisconsin St Hlth & Ed Fac Auth Mercy
            Hlth Sys Corp (AMBAC Insd)...............        5.500   08/15/25        5,167,050
      400   Wisconsin St Hlth & Ed Fac Auth Rev
            Beaver Dam Cmnty Hosp Inc Ser A..........        6.000   08/15/19          410,028
                                                                                --------------
                                                                                    17,597,537
                                                                                --------------
            GUAM  1.0%
    6,000   Guam Pwr Auth Rev Ser A (AMBAC Insd).....        5.250   10/01/34        6,195,840
                                                                                --------------

            PUERTO RICO  1.1%
    2,000   Puerto Rico Muni Fin Agy Ser A (FSA
            Insd)....................................        5.250   08/01/20        2,130,640
    4,500   Puerto Rico Pub Bldg Auth Rev Gtd Govt
            Fac Ser I (Comwth Gtd)...................        5.250   07/01/33        4,633,470
                                                                                --------------
                                                                                     6,764,110
                                                                                --------------

TOTAL LONG-TERM INVESTMENTS  188.9%
  (Cost $1,108,860,651)......................................................    1,132,668,071
SHORT-TERM INVESTMENTS  1.6%
  (Cost $9,830,000)..........................................................        9,830,000
                                                                                --------------
TOTAL INVESTMENTS  190.5%
  (Cost $1,118,690,651)......................................................    1,142,498,071

 32                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

PAR
AMOUNT
(000)       DESCRIPTION                                                             VALUE
----------------------------------------------------------------------------------------------
LIABILITY FOR FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD  (36.4%)
  (Cost ($218,058,000))
$(218,058)  Notes with interest rates ranging from 3.35% to 3.78% at October
            31, 2007 and contractual maturities of collateral ranging from
            2021 to 2047 (see Note 1) (k)....................................   $ (218,058,000)
                                                                                --------------
TOTAL NET INVESTMENTS  154.1%
  (Cost $900,632,651)........................................................      924,440,071
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%..................................          418,241
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (54.2%)..................     (325,139,478)
                                                                                --------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................   $  599,718,834
                                                                                ==============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) The Trust owns 100% of the outstanding bond issuance.

(b) Underlying security related to Inverse Floaters entered into by the Trust. See Note 1.

(c) Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 4.0% of net assets applicable to common shares.

(d) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e) All or a portion of this security has been physically segregated in connection with open futures contracts.

(f) Escrowed to Maturity

(g) Security purchased on a when-issued or delayed delivery basis.

(h) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(i) Floating Rate Coupon

(j) Inverse Floating Rate

(k) Floating rate notes. The interest rates shown reflect the rates in effect at October 31, 2007.

ACA--American Capital Access

AGC--AGC Insured Custody Certificates

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

CIFG--CDC IXIS Financial Guaranty

See Notes to Financial Statements                                             33

VAN KAMPEN MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2007 continued

Comwth--Commonwealth of Puerto Rico

FGIC--Financial Guaranty Insurance Co.

FNMA--Federal National Mortgage Association

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

FUTURES CONTRACTS OUTSTANDING AS OF OCTOBER 31, 2007:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Bond Futures, December 2007
  (Current Notional Value of $112,594 per contract).........     832         $(306,520)
                                                                 ---         ---------

 34                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2007

ASSETS:
Total Investments (Cost $1,118,690,651).....................  $1,142,498,071
Cash........................................................         415,174
Receivables:
  Interest..................................................      13,879,341
  Variation Margin on Futures...............................         832,000
  Investments Sold..........................................          80,000
Other.......................................................          11,443
                                                              --------------
    Total Assets............................................   1,157,716,029
                                                              --------------
LIABILITIES:
Payables:
  Floating Rate Note Obligations............................     218,058,000
  Investments Purchased.....................................      12,748,771
  Trust Shares Repurchased..................................         429,659
  Investment Advisory Fee...................................         355,062
  Income Distributions--Common Shares.......................         110,871
  Other Affiliates..........................................          42,275
Trustees' Deferred Compensation and Retirement Plans........         878,185
Accrued Expenses............................................         234,894
                                                              --------------
    Total Liabilities.......................................     232,857,717
Preferred Shares (including accrued distributions)..........     325,139,478
                                                              --------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $  599,718,834
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($599,718,834 divided by
  39,063,367 shares outstanding)............................  $        15.35
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($0.01 par value with an unlimited number of
  shares authorized, 39,063,367 shares issued and
  outstanding)..............................................  $      390,634
Paid in Surplus.............................................     584,022,835
Net Unrealized Appreciation.................................      23,500,900
Accumulated Undistributed Net Investment Income.............       1,699,268
Accumulated Net Realized Loss...............................      (9,894,803)
                                                              --------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $  599,718,834
                                                              ==============
PREFERRED SHARES ($0.01 par value, authorized 100,000,000
  shares, 13,000 issued with liquidation preference of
  $25,000 per share)........................................  $  325,000,000
                                                              ==============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $  924,718,834
                                                              ==============

See Notes to Financial Statements                                             35

VAN KAMPEN MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended October 31, 2007

INVESTMENT INCOME:
Interest....................................................  $ 56,181,466
                                                              ------------
EXPENSES:
Interest and Residual Trust Expenses........................     7,416,461
Investment Advisory Fee.....................................     5,227,621
Preferred Share Maintenance.................................       886,017
Accounting and Administrative Expenses......................       191,322
Professional Fees...........................................       163,506
Reports to Shareholders.....................................       101,220
Trustees' Fees and Related Expenses.........................        86,023
Transfer Agent Fees.........................................        61,511
Custody.....................................................        60,547
Registration Fees...........................................        26,127
Other.......................................................        37,334
                                                              ------------
    Total Expenses..........................................    14,257,689
    Investment Advisory Fee Reduction.......................       870,852
                                                              ------------
    Net Expenses............................................    13,386,837
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 42,794,629
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (5,010,083)
  Futures...................................................    (1,761,084)
  Swap Contracts............................................      (159,273)
                                                              ------------
Net Realized Loss...........................................    (6,930,440)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    55,058,216
                                                              ------------
  End of the Period:
    Investments.............................................    23,807,420
    Futures.................................................      (306,520)
                                                              ------------
                                                                23,500,900
                                                              ------------
Net Unrealized Depreciation During the Period...............   (31,557,316)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(38,487,756)
                                                              ============
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(12,038,524)
                                                              ============
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ (7,731,651)
                                                              ============

 36                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                              FOR THE             FOR THE
                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2007    OCTOBER 31, 2006
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 42,794,629        $ 40,278,439
Net Realized Gain/Loss..................................      (6,930,440)          3,046,336
Net Unrealized Appreciation/Depreciation During the
  Period................................................     (31,557,316)         15,843,964
Distributions to Preferred Shareholders:
  Net Investment Income.................................     (12,038,524)         (9,334,943)
  Net Realized Gain.....................................             -0-          (2,048,467)
                                                            ------------        ------------
Change in Net Assets Applicable to Common Shares from
  Operations............................................      (7,731,651)         47,785,329

Distributions to Common Shareholders:
  Net Investment Income.................................     (31,044,926)        (31,033,510)
  Net Realized Gain.....................................             -0-          (9,570,738)
                                                            ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................     (38,776,577)          7,181,081

FROM CAPITAL TRANSACTIONS:
Dividend Reinvestments..................................         110,015                 -0-
Repurchase of Shares....................................      (4,676,346)                -0-
                                                            ------------        ------------
NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM CAPITAL TRANSACTIONS.............................      (4,566,331)                -0-
TOTAL CHANGE IN NET ASSETS APPLICABLE TO COMMON
  SHARES................................................     (43,342,908)          7,181,081
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     643,061,742         635,880,661
                                                            ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,699,268 and $2,009,008,
  respectively).........................................    $599,718,834        $643,061,742
                                                            ============        ============

See Notes to Financial Statements                                             37

VAN KAMPEN MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Cash Flows
For the Year Ended October 31, 2007

CHANGE IN NET ASSETS FROM OPERATIONS (INCLUDING PREFERRED
  SHARE DISTRIBUTIONS)......................................  $  (7,731,651)
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to
  Net Cash Used for Operating Activities:
  Purchases of Investments..................................   (398,896,550)
  Proceeds from Sales of Investments........................    285,320,294
  Net Purchases of Short-Term Investments...................     (8,095,000)
  Amortization of Premium...................................      1,896,045
  Accretion of Discount.....................................     (1,752,324)
  Net Realized Loss on Investments..........................      5,010,083
  Net Change in Unrealized Appreciation on Investments......     32,288,051
  Increase in Swap Contracts................................       (117,558)
  Increase in Variation Margin on Futures...................     (1,244,367)
  Decrease in Interest Receivables and Other Assets.........         79,550
  Decrease in Receivable for Investments Sold...............     14,988,841
  Increase in Accrued Expenses and Other Payables...........         45,198
  Decrease in Investments Purchased Payable.................    (16,478,284)
                                                              -------------
    Total Adjustments.......................................    (86,956,021)
                                                              -------------
NET CASH USED FOR OPERATING ACTIVITIES......................    (94,687,672)
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Repurchased Shares........................................     (4,246,687)
  Dividends Paid (net of reinvested dividends of
    $110,015)...............................................    (31,103,798)
  Proceeds from and Repayments to Floating Rate Note
    Obligations.............................................    129,928,000
                                                              -------------
NET CASH PROVIDED BY FINANCING ACTIVITIES...................     94,577,515
                                                              -------------
Net Decrease in Cash........................................       (110,157)
Cash at the Beginning of the Period.........................        525,331
                                                              -------------
CASH AT THE END OF THE PERIOD...............................  $     415,174
                                                              =============
Supplemental Disclosures of Cash Flow Information
  Cash Paid During the Year for Interest....................  $   7,416,461
                                                              =============

 38                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             YEAR ENDED OCTOBER 31,
                                               ---------------------------------------------------
                                                2007       2006       2005       2004       2003
                                               ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $ 16.33    $ 16.15    $ 16.60    $ 16.25    $ 16.12
                                               -------    -------    -------    -------    -------
 Net Investment Income.......................     1.09(a)    1.02(a)    1.02       1.03       1.02
 Net Realized and Unrealized Gain/Loss.......    (0.97)      0.48      (0.41)      0.37       0.13
 Common Share Equivalent of Distributions
   Paid to Preferred Shareholders:
   Net Investment Income.....................    (0.31)     (0.24)     (0.18)     (0.09)     (0.08)
   Net Realized Gain.........................      -0-      (0.05)       -0-        -0-(f)     -0-
                                               -------    -------    -------    -------    -------
Total from Investment Operations.............    (0.19)      1.21       0.43       1.31       1.07
Distributions Paid to Common Shareholders:
   Net Investment Income.....................    (0.79)     (0.79)     (0.88)     (0.94)     (0.94)
   Net Realized Gain.........................      -0-      (0.24)       -0-      (0.02)       -0-
                                               -------    -------    -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD...........  $ 15.35    $ 16.33    $ 16.15    $ 16.60    $ 16.25
                                               =======    =======    =======    =======    =======

Common Share Market Price at End of
 the Period..................................  $ 13.85    $ 14.86    $ 14.02    $ 14.90    $ 14.57
Total Return* (b)............................   -1.88%     13.84%      0.01%      9.15%      8.60%
Net Assets Applicable to Common Shares at End
 of the Period (In millions).................  $ 599.7    $ 643.1    $ 635.9    $ 603.6    $ 590.9
Ratio of Expenses to Average Net Assets
 Applicable to Common Shares* (c)............    2.14%      1.23%      1.06%      1.19%      1.23%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares* (c).....    6.84%      6.40%      6.21%      6.24%      6.28%
Portfolio Turnover...........................      25%        28%        33%        19%        24%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net Assets
    Applicable to Common Shares (c)..........    2.28%        N/A        N/A        N/A        N/A
  Ratio of Net Investment Income to Average
    Net Assets Applicable to Common Shares
    (c)......................................    6.70%        N/A        N/A        N/A        N/A

SUPPLEMENTAL RATIOS:
Ratio of Expenses (Excluding Interest and
 Residual Trust Expenses) to Average Net
 Assets Applicable to Common Shares (c)......    0.95%      1.11%      1.06%      1.19%      1.23%
Ratio of Expenses (Excluding Interest and
 Residual Trust Expenses) to Average Net
 Assets Including Preferred Shares (c).......    0.63%      0.73%      0.71%      0.79%      0.81%
Ratio of Net Investment Income to Average Net
 Assets Applicable to Common Shares (d)......    4.92%      4.91%      5.12%      5.70%      5.77%

SENIOR SECURITIES:
Total Preferred Shares Outstanding...........   13,000     13,000     13,000     12,000     12,000
Asset Coverage Per Preferred Share (e).......  $71,143    $74,490    $73,933    $75,312    $74,245
Involuntary Liquidating Preference Per
 Preferred Share.............................  $25,000    $25,000    $25,000    $25,000    $25,000
Average Market Value Per Preferred Share.....  $25,000    $25,000    $25,000    $25,000    $25,000

N/A=Not Applicable

(a)Based on average shares outstanding.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(f)Amount is less than $0.01 per share.

See Notes to Financial Statements                                             39

VAN KAMPEN MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2007, the Trust had $11,716,615 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains.

VAN KAMPEN MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007 continued

    At October 31, 2007, the Trust had an accumulated capital loss carry forward for tax purposes of $11,515,569, which will expire according to the following schedule.

AMOUNT                                                           EXPIRATION
$ 468,317...................................................  October 31, 2008
  929,222...................................................  October 31, 2009
2,903,782...................................................  October 31, 2011
  593,665...................................................  October 31, 2014
6,620,583...................................................  October 31, 2015

    A portion of the capital loss carry forward above was acquired due to a merger with another regulated investment company and is subject to annual limitations.

    At October 31, 2007, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $898,832,642
                                                              ============
Gross tax unrealized appreciation...........................  $ 37,620,518
Gross tax unrealized depreciation...........................   (12,013,089)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 25,607,429
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed at least annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended October 31, 2007 and 2006 were as follows:

                                                                 2007           2006
Distributions paid from:
  Ordinary income...........................................  $    14,942    $   243,323
  Tax-exempt income.........................................   43,237,394     40,079,119
  Long-term capital gain....................................          -0-     11,619,205
                                                              -----------    -----------
                                                              $43,252,336    $51,941,647
                                                              ===========    ===========

    Permanent differences, due to book to tax accretion differences, resulted in the following reclassifications among the Trust's components of net assets at October 31, 2007:

  ACCUMULATED UNDISTRIBUTED   ACCUMULATED NET
    NET INVESTMENT INCOME      REALIZED LOSS    PAID IN SURPLUS
          $(20,919)               $20,919            $-0-

VAN KAMPEN MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007 continued

    As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $    2,390
Undistributed tax-exempt income.............................   2,339,650
Undistributed long-term capital gain........................         -0-

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes, the deferral of losses relating to wash sale transactions and gains or losses recognized for tax purposes on open futures transactions on October 31, 2007.

F. FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD The Trust enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interests in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The Trust enters into shortfall agreements with the dealer trusts, which commit the Trust to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Trust, thereby collapsing the dealer trusts. The Trust accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Trust's investment assets, and the related floating rate notes reflected as Trust liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and Residual Trust Expenses" on the Trust's Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At October 31, 2007, Trust investments with a value of $292,086,304 are held by the dealer trusts and serve as collateral for the $218,058,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at October 31, 2007 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the fiscal year ended October 31, 2007 were $190,884,077 and 3.886%, respectively.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets including preferred shares of the Trust. Effective December 1, 2006, the Adviser has agreed to waive investment advisory fees equal to .10% of the average daily net assets including preferred shares of the Trust.

VAN KAMPEN MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007 continued

During the period ended October 31, 2007, the Adviser waived $870,852 of its advisory fees. The waiver is voluntary and can be discontinued at any time.

    For the year ended October 31, 2007, the Trust recognized expenses of approximately $73,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the year ended October 31, 2007, the Trust recognized expenses of approximately $107,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

For the years ended October 31, 2007 and 2006, transactions in common shares were as follows:

                                                             YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2007    OCTOBER 31, 2006
Beginning shares........................................     39,379,538          39,379,538
Shares Reinvested.......................................          7,320                 -0-
Shares Repurchased*.....................................       (323,491)                -0-
                                                             ----------          ----------
Ending Shares...........................................     39,063,367          39,379,538
                                                             ==========          ==========

* On February 28, 2007, the Trust commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Trust's shares trade from their net asset value. For the period ended October 31, 2007, the Trust repurchased 323,491 of its shares at an average discount of 6.315% from net asset value per share. The Trust expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes such activity will further the accomplishment of the foregoing objectives, subject to review of the Trustees.

VAN KAMPEN MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007 continued

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $398,896,550 and $285,320,294, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures contracts on U.S. Treasury securities and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Trust's effective maturity and duration. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended October 31, 2007 were as follows:

                                                                CONTRACTS
Outstanding at October 31, 2006.............................        727
Futures Opened..............................................      5,874
Futures Closed..............................................     (5,769)
                                                                 ------
Outstanding at October 31, 2007.............................        832
                                                                 ======

B. INTEREST RATE SWAPS The Trust may enter into forward interest rate swap transactions intended to help the Trust manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Trust's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve the Trust's agreement with

VAN KAMPEN MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007 continued

a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Trust a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Trust's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Trust may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. The Trust intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Trust upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Trust with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Trust has an unrealized loss on a swap contract, the Trust has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash for segregating purposes, if any, is shown on the Statement of Assets and Liabilities.

C. INVERSE FLOATING RATE INVESTMENTS The Trust may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Trust in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Trust to greater risk and increased costs. Leverage may cause the Trust's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Trust's portfolio securities. The use of leverage may also cause the Trust to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

6. PREFERRED SHARES

The Trust has outstanding 13,000 APS. Series A, Series B, Series C and Series D each contain 3,000 shares and Series E contains 1,000 shares. Dividends are cumulative and the dividend rates are generally reset every 7 days for Series A and Series C, while Series B, Series D and Series E are generally reset every 28 days through an auction process. The average rate in effect on October 31, 2007 was 3.690%. During the year ended October 31, 2007, the rates ranged from 3.240% to 4.400%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

VAN KAMPEN MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2007 continued

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

7. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the trust NAV calculations as late as the trust's last NAV calculation in the first required financial statement period. As a result, the Trust will incorporate FIN 48 in its semi annual report on April 30, 2008. The impact to the Trust's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

VAN KAMPEN MUNICIPAL TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Van Kampen Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2007, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Trust as of October 31, 2007, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 24, 2007

VAN KAMPEN MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN

    The dividend reinvestment plan (the "Plan") offers you a prompt and simple way to reinvest your dividends and capital gains distributions into additional shares of the Trust. Under the Plan, the money you earn from dividends and capital gains distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time.

PLAN BENEFITS

- ADD TO YOUR ACCOUNT

    You may increase your shares in the Trust easily and automatically with the Plan.

- LOW TRANSACTION COSTS

    Shareholders who participate in the Plan are able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value. In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the brokerage commission is shared among all participants.

- CONVENIENCE

    You will receive a detailed account statement from Computershare Trust Company, N.A., which administers the Plan, whenever shares are reinvested for you. The statement shows your total distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to vankampen.com.

- SAFEKEEPING

    Computershare Trust Company, N.A. will hold the shares it has acquired for you in safekeeping.

HOW TO PARTICIPATE IN THE PLAN

    If you own shares in your own name, you can participate directly in the Plan. If your shares are held in "street name"--in the name of your brokerage firm, bank, or other financial institution--you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

    If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its net asset value (NAV), you'll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

    1. PREMIUM If the Trust is trading at a premium--a market price that is higher than its NAV--you'll pay either the NAV or 95 percent of the

VAN KAMPEN MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN continued

       market price, whichever is greater. When the Trust trades at a premium, you'll pay less for your reinvested shares than an ordinary investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

    2. DISCOUNT If the Trust is trading at a discount--a market price that is lower than its NAV--you'll pay the market price for your reinvested shares.

HOW TO ENROLL

    To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting vankampen.com, calling toll-free (800) 341-2929 or notifying us in writing at Van Kampen Closed End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next dividend or capital gains distribution payable after Computershare Trust Company, N.A. receives your authorization, as long as they receive it before the "record date," which is generally ten business days before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following dividend or distribution.

COSTS OF THE PLAN

    There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan's fees are paid by the Trust. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

TAX IMPLICATIONS

    The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

    Van Kampen does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for information concerning their individual situation.

VAN KAMPEN MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN continued

HOW TO WITHDRAW FROM THE PLAN

    To withdraw from the Plan please visit vankampen.com or call (800) 341-2929 or notify us in writing at the address below.

                          Van Kampen Closed-End Funds
                       Computershare Trust Company, N.A.
                                 P.O. Box 43078
                           Providence, RI 02940-3078

    All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

    1. If you opt to continue to hold your non-certificated shares, they will be held by Computershare Trust Company N.A.

    2. If you opt to sell your shares through Van Kampen, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions and a $2.50 service fee.

    3. You may sell your shares through your financial advisor through the Direct Registration Systems ("DRS"). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

    The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

TO OBTAIN A COMPLETE COPY OF THE DIVIDEND REINVESTMENT PLAN, PLEASE CALL OUR CLIENT RELATIONS DEPARTMENT AT 800-341-2929 OR VISIT VANKAMPEN.COM.

VAN KAMPEN MUNICIPAL TRUST

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

TRANSFER AGENT

COMPUTERSHARE TRUST COMPANY, N.A.
C/O COMPUTERSHARE INVESTOR SERVICES
P.O. Box 43078
Providence, Rhode Island 02940-3078

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2007. The Trust designated 100.0% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN MUNICIPAL TRUST

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 22, 2007, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                   # OF SHARES
                                                              ----------------------
                                                               IN FAVOR     WITHHELD
------------------------------------------------------------------------------------
R. Craig Kennedy............................................  34,160,362    563,254
Jack E. Nelson..............................................  34,106,941    616,675

With regard to the election of the following trustee by preferred shareholders of the Trust:

                                                                  # OF SHARES
                                                              --------------------
                                                              IN FAVOR    WITHHELD
----------------------------------------------------------------------------------
Hugo F. Sonnenschein........................................   10,033        28

The other trustees of the Trust whose terms did not expire in 2007 are David C. Arch, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J Kerr, Wayne W. Whalen and Suzanne H. Woolsey.

VAN KAMPEN MUNICIPAL TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Trust generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)            Trustee      Trustee     Chairman and Chief             73       Trustee/Director/Managing
Blistex Inc.                               since 1991  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products                    Director of the Heartland
                                                       manufacturer.                           Alliance, a nonprofit
                                                                                               organization serving
                                                                                               human needs based in
                                                                                               Chicago. Board member of
                                                                                               the Illinois
                                                                                               Manufacturers'
                                                                                               Association.

Jerry D. Choate (69)          Trustee      Trustee     Prior to January 1999,         73       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of H&R Block,
                                                       ("Allstate") and Allstate               Amgen Inc., a
                                                       Insurance Company. Prior                biotechnological company,
                                                       to January 1995,                        and Valero Energy
                                                       President and Chief                     Corporation, an
                                                       Executive Officer of                    independent refining
                                                       Allstate. Prior to August               company.
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN MUNICIPAL TRUST
TRUSTEE AND OFFICER continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (67)             Trustee      Trustee     President of CAC, L.L.C.,      73       Trustee/Director/Managing
CAC, L.L.C.                                since 1991  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Quidel
San Diego, CA 92122-6223                               advisory services.                      Corporation, Stericycle,
                                                                                               Inc., Ventana Medical
                                                                                               Systems, Inc. and Trustee
                                                                                               of The Scripps Research
                                                                                               Institute. Prior to April
                                                                                               2007, Director of GATX
                                                                                               Corporation. Prior to
                                                                                               April 2004, Director of
                                                                                               TheraSense, Inc. Prior to
                                                                                               January 2004, Director of
                                                                                               TeleTech Holdings Inc.
                                                                                               and Arris Group, Inc.

Linda Hutton Heagy+ (59)      Trustee      Trustee     Managing Partner of            73       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 international executive                 in the Fund Complex.
Suite 7000                                             search firm. Prior to                   Trustee on the University
Chicago, IL 60606                                      1997, Partner of Ray &                  of Chicago Hospitals
                                                       Berndtson, Inc., an                     Board, Vice Chair of the
                                                       executive recruiting                    Board of the YMCA of
                                                       firm. Prior to 1995,                    Metropolitan Chicago and
                                                       Executive Vice President                a member of the Women's
                                                       of ABN AMRO, N.A., a bank               Board of the University
                                                       holding company. Prior to               of Chicago.
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

VAN KAMPEN MUNICIPAL TRUST
TRUSTEE AND OFFICER continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (55)         Trustee      Trustee     Director and President of      73       Trustee/Director/Managing
1744 R Street, NW                          since 2003  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.                        Director of First Solar,
                                                       foundation created to                   Inc.
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (72)            Trustee      Trustee     Prior to 1998, President       73       Trustee/Director/Managing
14 Huron Trace                             since 1992  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company.                                Director of the Marrow
                                                                                               Foundation.

Jack E. Nelson (71)           Trustee      Trustee     President of Nelson            73       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of FINRA,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

VAN KAMPEN MUNICIPAL TRUST
TRUSTEE AND OFFICER continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Hugo F. Sonnenschein (67)     Trustee      Trustee     President Emeritus and         73       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Trustee of the University
                                                       Distinguished Service                   of Rochester and a member
                                                       Professor in the                        of its investment
                                                       Department of Economics                 committee. Member of the
                                                       at the University of                    National Academy of
                                                       Chicago. Prior to July                  Sciences, the American
                                                       2000, President of the                  Philosophical Society and
                                                       University of Chicago.                  a fellow of the American
                                                                                               Academy of Arts and
                                                                                               Sciences.

VAN KAMPEN MUNICIPAL TRUST
TRUSTEE AND OFFICER continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           73       Trustee/Director/Managing
(66)                                       since 2003  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004. Director of
                                                       Operating Officer from                  Intelligent Medical
                                                       1993 to 2001. Prior to                  Devices, Inc., a symptom
                                                       1993, Executive Director                based diagnostic tool for
                                                       of the Commission on                    physicians and clinical
                                                       Behavioral and Social                   labs. Director of the
                                                       Sciences and Education at               Institute for Defense
                                                       the National Academy of                 Analyses, a federally
                                                       Sciences/National                       funded research and
                                                       Research Council. From                  development center,
                                                       1980 through 1989,                      Director of the German
                                                       Partner of Coopers &                    Marshall Fund of the
                                                       Lybrand.                                United States, Director
                                                                                               of the Rocky Mountain
                                                                                               Institute and Trustee of
                                                                                               California Institute of
                                                                                               Technology and the
                                                                                               Colorado College.

VAN KAMPEN MUNICIPAL TRUST

TRUSTEE AND OFFICER continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (68)         Trustee      Trustee     Partner in the law firm        73       Trustee/Director/Managing
333 West Wacker Drive                      since 1991  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

+ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN MUNICIPAL TRUST

TRUSTEE AND OFFICER continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS
Ronald E. Robison (68)        President and            Officer     President of funds in the Fund Complex since September 2005
522 Fifth Avenue              Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                   & Co. Incorporated. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Inc. Chief Administrative
                                                                   Officer, Managing Director and Director of Morgan Stanley
                                                                   Investment Advisors Inc. and Morgan Stanley Services Company
                                                                   Inc. Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust.
                                                                   Executive Vice President and Principal Executive Officer of
                                                                   the Institutional and Retail Morgan Stanley Funds. Director
                                                                   of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                   Officer of Morgan Stanley Investment Management Inc. and
                                                                   Executive Vice President of funds in the Fund Complex from
                                                                   May 2003 to September 2005.

Dennis Shea (54)              Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                       since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                                 and Van Kampen Advisors Inc. Chief Investment Officer-Global
                                                                   Equity of the same entities since February 2006. Vice
                                                                   President of Morgan Stanley Institutional and Retail Funds
                                                                   since February 2006. Vice President of funds in the Fund
                                                                   Complex since March 2006. Previously, Managing Director and
                                                                   Director of Global Equity Research at Morgan Stanley from
                                                                   April 2000 to February 2006.

J. David Germany (53)         Vice President           Officer     Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                        since 2006  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                       and Van Kampen Advisors Inc. Chief Investment
London, GBR E14 4AD                                                Officer--Global Fixed Income of the same entities since
                                                                   December 2005. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Ltd. Director of Morgan
                                                                   Stanley Investment Management (ACD) Limited since December
                                                                   2003. Vice President of Morgan Stanley Institutional and
                                                                   Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

VAN KAMPEN MUNICIPAL TRUST
TRUSTEE AND OFFICER continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS

Amy R. Doberman (45)          Vice President           Officer     Managing Director and General Counsel--U.S. Investment
522 Fifth Avenue                                       since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (41)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue              and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                                 Complex.

John L. Sullivan (52)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100  Officer                  since 1998  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45)        Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100  and Treasurer            since 2007  Inc. since June 2007. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181                                         of funds in the Fund Complex since June 2007. Prior to June
                                                                   2007, Senior Vice President of Northern Trust Company,
                                                                   Treasurer and Principal Financial Officer for Northern Trust
                                                                   U.S. mutual fund complex.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Trust's Chief Executive Officer has certified to the New York Stock Exchange that, as of June 27, 2007, he was not aware of any violation by the Trust of NYSE corporate governance listing standards.

The certifications by the Trust's principal executive officer and principal financial officer required by Rule 30a-2 under the 1940 Act were filed with the Trust's report to the SEC on Form N-CSR and are available on the Securities and Exchange Commission's web site at http://www.sec.gov.

  Van Kampen Municipal Trust

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Municipal Trust

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Municipal Trust

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                                  VKQANN 12/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-05118P-Y10/07

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in November 2006 and June 2007 and the general counsel's designee set forth in Exhibit C was amended in October and December 2006. All three editions of Exhibit B and all three editions of Exhibit C are attached.

(d) Not applicable.

(e) Not applicable.

(f)

     (1)  The Trust's Code of Ethics is attached hereto as Exhibit 12(1).

     (2)  Not applicable.

     (3)  Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : Rod Dammeyer, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2007

                                          COVERED
                           REGISTRANT   ENTITIES(1)
                           ----------   -----------
AUDIT FEES .............   $34,475           N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES ..   $   400      $244,200(2)
   TAX FEES ............   $ 1,600(3)   $      0
   ALL OTHER FEES ......   $     0      $      0
TOTAL NON-AUDIT FEES ...   $ 2,000      $244,200

TOTAL ..................   $36,475      $244,200

2006

                                          COVERED
                           REGISTRANT   ENTITIES(1)
                           ----------   -----------
AUDIT FEES .............   $33,300           N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES ..   $   400      $244,200(2)
   TAX FEES ............   $ 1,600(3)   $      0
   ALL OTHER FEES ......   $     0      $      0
TOTAL NON-AUDIT FEES ...   $ 2,000      $244,200
TOTAL ..................   $35,300      $244,200

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

              AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1. STATEMENT OF PRINCIPLES

     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

----------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

     The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.   DELEGATION

     As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.   AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.   AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix
B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.   TAX SERVICES

     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.   ALL OTHER SERVICES

     The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.   PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.   PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.   ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     -    Van Kampen Investments Inc.

     -    Van Kampen Asset Management

     -    Van Kampen Advisors Inc.

     -    Van Kampen Funds Inc.

     -    Van Kampen Investor Services Inc.

     -    Morgan Stanley Investment Management Inc.

     -    Morgan Stanley Trust Company

     -    Morgan Stanley Investment Management Ltd.

     -    Morgan Stanley Investment Management Company

     -    Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry Choate and Rod Dammeyer.

(b) Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust invests in exclusively non-voting securities and therefore this item is not applicable to the Trust.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

                        VAN KAMPEN MUNICIPAL TRUST (VKQ)

                                 FUND MANAGEMENT

PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by members of the Municipals team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio and the overall execution of the strategy of the Fund are Thomas Byron, a Vice President of the Adviser, Mark Paris, an Executive Director of the Adviser and Robert W. Wimmel, an Executive Director of the Adviser.

Mr. Byron has been associated with the Adviser in an investment management capacity since September 1981 and began managing the Fund in September 2000. Mr. Paris has been associated with the Adviser as a Municipal Trader since August 2002 and began managing the Fund in December 2007. Mr. Wimmel has been associated with the Adviser in an investment management capacity since August 1996 and began managing the Fund in November 2001.

The composition of the team may change from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of October 31, 2007:

Mr. Byron managed 5 registered investment companies with a total of approximately $2.8 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Mr. Wimmel managed 15 registered investment companies with a total of approximately $8.4 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

As of December 19, 2007:

Mr. Paris managed 14 registered investment companies with a total of approximately $11.4 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage accounts for other investment companies, pooled investment vehicles or other accounts that charge a performance-based fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager. BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-    Cash Bonus;

- Morgan Stanley's Long-Term Incentive Compensation Program awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

- Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end funds they manage that are included in the IMAP Fund menu;

- Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-    Contribution to the business objectives of the Adviser.

-    The dollar amount of assets managed by the portfolio manager.

-    Market compensation survey research by independent third parties.

-    Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of October 31, 2007, the portfolio managers did not own any shares of the Fund.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                                                 TOTAL NUMBER OF       MAXIMUM NUMBER
                                               SHARES PURCHASED AS   OF SHARES THAT MAY
                                                 PART OF PUBLICLY     YET BE PURCHASED
            TOTAL NUMBER OF    AVERAGE PRICE     ANNOUNCED PLANS     UNDER THE PLANS OR
PERIOD*    SHARES PURCHASED   PAID PER SHARE       OR PROGRAMS            PROGRAMS
-------    ----------------   --------------   -------------------   ------------------
November            --               --                   --                     --
December            --               --                   --                     --
January             --               --                   --                     --
February            --               --                   --              3,937,954
March               --               --                   --              3,937,954
April               --               --                   --              3,937,954
MAY                 --               --                   --              3,937,954
June             8,100            14.98                8,100              3,929,854
July            49,200            14.76               49,200              3,880,654
August          28,500            14.16               28,500              3,852,154
September      133,400            14.47              133,400              3,718,754
October        104,291            14.25              104,291              3,614,463

*    The Share Repurchase Program commenced on 2/28/2007.

The Trust expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Trustees.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Van Kampen Municipal Trust
(Registrant)


By: /s/ Ronald E. Robison
-------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: December 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Ronald E. Robison
    ---------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: December 20, 2007


By: /s/ Stuart N. Schuldt
    ---------------------------------
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: December 20, 2007